UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
___________________________________
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GIGACLOUD TECHNOLOGY INC
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_________________________________________________________________________________________________
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GigaCloud Technology Inc
4388 Shirley Avenue
El Monte, CA 91731

Telephone: 626-912-8886
April 24, 2024
To the Shareholders of GigaCloud Technology Inc:
You are cordially invited to attend the 2024 Annual Meeting of Shareholders, or the Annual Meeting, of GigaCloud Technology Inc, or GigaCloud, on June 14, 2024, Friday, at 9:00 a.m. (Pacific Time), at the offices of Latham & Watkins LLP, 10250 Constellation Blvd, Suite 1100, Los Angeles, CA 90067 and virtually available at the virtual meeting site of meetnow.global/MYHUQFT.
All GigaCloud shareholders of record at the close of business on April 23, 2024 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, by mail, or over the Internet as soon as possible.
Along with the other members of GigaCloud’s board of directors, I look forward to personally greeting those shareholders who attend this year's meeting. On behalf of the board of directors and leadership team of GigaCloud, I would like to express our appreciation for your continued interest in the business of GigaCloud.
Sincerely,

Larry Lei Wu Chairman of the Board of Directors and Chief Executive Officer

GigaCloud Technology Inc
4388 Shirley Avenue
El Monte, CA 91731

Notice of Annual General Meeting of Shareholders

Notice is hereby given that the 2024 Annual General Meeting of Shareholders, or the Annual Meeting, of GigaCloud Technology Inc will be held:
Date: June 14, 2024, Friday
Time: 9:00 a.m. Pacific Time
Physical Location: Offices of Latham & Watkins LLP, 10250 Constellation Blvd, Suite 1100, Los Angeles, CA 90067
Virtual Meeting Site1: meetnow.global/MYHUQFT
Unless the context otherwise requires, references to “GigaCloud,” “our company,” “we,” “us,” and “our” refer to GigaCloud Technology Inc.
The purpose of the meeting is to consider and vote on the following resolutions and matters:
1."As a special resolution, that the Seventh Amended and Restated Memorandum and Articles of Association of GigaCloud Technology Inc currently in effect, or the Current Memorandum and Articles, be amended and restated by their deletion in their entirety, and the substitution in their place of the Eighth Amended and Restated Memorandum and Articles of Association in the form attached hereto as Exhibit A" ("Proposal 1”).
2."As an ordinary resolution, that the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of GigaCloud Technology Inc for the fiscal year ending December 31, 2024, be and is hereby ratified and confirmed" ("Proposal 2”).
3.To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.
Only shareholders of record at the close of business on April 23, 2024, or the record date, are entitled to receive notice of, and attend and vote at the Annual Meeting or any adjournment thereof. A shareholder entitled to attend and vote at the Annual Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not be our shareholders. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
Your vote is important to us. Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as soon as possible.
We are electronically disseminating Annual Meeting materials to our shareholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Shareholders who have not
1 Conducted via live audio webcast, through which you can also submit questions and vote online. The Annual Meeting can be accessed by visiting meetnow.global/MYHUQFT and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you).

opted out of Notice and Access will receive a Notice Regarding the Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet, by telephone or by Email. Shareholders who have opted not to receive Notice or eDelivery will receive a full set of materials via mail. The Notice also provides instructions on how to obtain paper copies if preferred. We expect to mail the Notice Regarding the Availability of Proxy Materials on or around April 26, 2024. We believe electronic delivery of our proxy materials and our Annual Report for the fiscal year ended December 31, 2023, or the 2023 Annual Report, will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our shareholders can access these materials.
By Order of the Board of Directors,

____________________________________________
Larry Lei Wu
Chairman of the Board of Directors and
Chief Executive Officer
El Monte, CA
April 24, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 14, 2024:
The Notice of Annual Meeting, Proxy Statement and 2023 Annual Report to Shareholders will be available electronically at https://www.gigacloudtech.com/

GigaCloud Technology Inc Proxy Statement

PROPOSAL 1
AS A SPECIAL RESOLUTION, APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE MEMORANDUM AND ARTICLES OF ASSOCIATION

Description of the Proposal
Our board of directors proposes and declares advisable amending and restating our Current Memorandum and Articles, and replacing in its entirety by the Eighth Amended and Restated Memorandum and Articles of Association of our company in the form attached hereto as Exhibit A.
In summary, the amendments are to permit general meetings of our shareholders be held as entirely virtual meetings. If this proposal is approved, we will be able to convene and hold general meetings of our shareholders (i) at a physical place or premises solely, or (ii) virtually solely by means of communication equipment (including without limitation via live audio webcast or via other remote communication as authorized by our directors as they shall deem necessary, appropriate or advisable), or (iii) in a hybrid physical and virtual manner simultaneously.
Purpose of Proposed Amendment
Cayman law permits entirely virtual meetings, provided that this is expressly permitted under the articles of association. After careful consideration, our board of directors determined that it would be in our company’s best interests and the best interests of our shareholders to allow our shareholders to participate in shareholders' meetings at a physical location solely, virtually solely by means of communication equipment (including without limitation via live audio webcast or via other remote communication as authorized by our directors as they shall deem necessary, appropriate or advisable) or in a hybrid physical and virtual manner simultaneously. Our board of directors has considered the advantages and disadvantages of virtual meetings and has concluded that embracing the latest technology provides expanded access, improved communication and cost savings for our shareholders, and will facilitate shareholder participation. If this Proposal 1 is approved by a special resolution of our shareholders, the Current Memorandum and Articles will be amended, restated and replaced in its entirety by the Eighth Amended and Restated Memorandum and Articles of Association of our company in the form attached hereto as Exhibit A.
Effect of Approval of Proposed Amendment
If approved, this Proposal 1 will permit our company to convene shareholders’ meetings virtually solely after such approval. All other sections of the Current Memorandum and Articles would be maintained in their current form. If our shareholders do not approve this Proposal 1, the Current Memorandum and Articles would remain in effect in its entirety. There will be a physical location of the meetings of shareholders and our shareholders may attend or vote in person or by proxy at physical meeting place, or participate by means of remote communications as stated in the then proxy statement.

6	GIGACLOUD TECHNOLOGY INC

Vote Required
Approval of this Proposal 1 will be as special resolution, which requires the affirmative vote of not less than two-thirds of the votes cast by our shareholders entitled to vote who are present in person, virtually or by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on this vote.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE CURRENT MEMORANDUM AND ARTICLES, AND REPLACING IN THEIR ENTIRETY WITH THE EIGHTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION IN THE FORM ATTACHED HERETO AS EXHIBIT A.

PROXY STATEMENT	7

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
Description of the Proposal
Our audit committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our consolidated financial statements. Our audit committee has selected KPMG Huazhen LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2024. KPMG Huazhen LLP has served as our independent auditor since 2020. Our audit committee believes at this time that the continued retention of KPMG Huazhen LLP to serve as our independent auditor is in the best interest of our company and our shareholders.
Upon recommendation of our board of directors, our audit committee has appointed KPMG Huazhen LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2024. KPMG Huazhen LLP is responsible for auditing our annual consolidated financial statements filed with the SEC and has audited our financial statements with the SEC for the three fiscal year ended December 31, 2023.
Although shareholder approval of the selection of KPMG Huazhen LLP by our audit committee and our board of directors is not required, our board of directors believes that it is a matter of good corporate practice to solicit shareholder ratification of this selection. Our board of directors recommends that shareholders vote for approval and ratification of this appointment. If this Proposal 2 is not approved at the Annual Meeting, our board of directors will reconsider its appointment. Even if the selection is ratified, our audit committee has the ability to change the engagement of KPMG Huazhen LLP if it considers that a change is in our company’s best interest.
We expect representatives of KPMG Huazhen LLP to be available at the Annual Meeting in person or virtually and available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

8	GIGACLOUD TECHNOLOGY INC

Independent Registered Public Accounting Firms Fees
The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by KPMG Huazhen LLP, the independent registered public accounting firm and our independent auditor, for the periods indicated. We did not pay any other fees to the independent registered public accounting firm during the periods indicated below.

	For the Year Ended December 31,
	2022		2023

	($ in thousands)
Audit fees(1)	$1,465		$1,710
Audit-Related Fees(2)	$—		$—
Tax fees(3)	$43	(4)	$139	(5)
Other fees(6)	$—		$319
_____________________
(1)“Audit fees” means the aggregate fees billed or expected to be billed for each of the fiscal years listed for professional services rendered by our auditor for the audit of our annual financial statements, issue of comfort letters in connection with our registration statements, prospectuses and offering memoranda, assistance with and review of documents filed with the SEC and other statutory and regulatory filings.
(2)“Audit-related fees” means the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported as “audit fees” above.
(3)“Tax fees” means the aggregate fees billed for the tax services provided with respect to tax services.
(4)Represents $26,000 plus RMB116,000, translated from Renminbi to U.S. dollars made at a rate of RMB6.8972 to $1.00, being the noon buying exchange rate in effect as of December 31, 2022 as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
(5)Represents $131,000 plus RMB56,000, translated from Renminbi to U.S. dollars made at a rate of RMB7.0999 to $1.00, being the noon buying exchange rate in effect as of December 31, 2023 as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
(6)“Other fees” means the aggregate fees billed for non audit-related, tax and financial due diligence services with respect to our acquisitions.
Pre-Approval Policies and Procedures
The policy of our audit committee is to pre-approve all audit and non-audit services provided by KPMG Huazhen LLP, an independent registered public accounting firm and our independent auditor, including audit services, audit-related services, tax services and other services as described above. Our audit committee evaluated and approved in advance the scope and cost of the engagement of an auditor before the auditor rendered its audit and non-audit services. Pre-approval fee levels or budgeted amounts for all services to be provided by our independent auditor may be established annually by the audit committee. For each fiscal year, our audit committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services, and the total amount of fees for services classified as all other services. Our audit committee may delegate either type of preapproval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our audit committee at its next scheduled meeting. All of the fees described in the table above were pre-approved by our audit committee.

PROXY STATEMENT	9

Vote Required and Board of Directors’ Recommendation
Approval of Proposal 2 will be as an ordinary resolution, which requires the affirmative vote of a simple majority of the votes cast by our shareholders entitled to vote who are present in person, virtually or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 2 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. We expect that there will be no broker non-votes on this Proposal 2 due to the discretionary authority granted to brokerage firms, banks and other financial institutions.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG HUAZHEN LLP AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

10	GIGACLOUD TECHNOLOGY INC

Information About Our Board of Directors and Executive Officers
Election of Directors
Our board of directors currently consists of five members. Our memorandum and articles of association provide that unless otherwise determined by our company in general meeting, the number of directors shall not be less than three directors, with the exact number of directors to be determined from time to time by our board of directors. We are not subject to any contractual obligations regarding the election of our directors. Our nominating and corporate governance committee and board of directors may consider a broad range of factors relating to the qualifications and background of nominees. See “Corporate Governance—Board Qualifications and Diversity” and “Corporate Governance—Director Nominations.”
The laws of the Cayman Islands and our memorandum and articles of association do not require an annual election of directors.
Our memorandum and articles of association provide that our shareholders may appoint any person to be a director by means of an ordinary resolution, whilst our board of directors may appoint any person to be a director, either to fill a casual vacancy or as an addition to the existing board. Additionally, if a director is removed from office by an ordinary resolution of our shareholders, the vacancy so created may be filled by an ordinary resolution of our shareholders, or by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting.
Our Directors and Executive Officers
The following table sets forth information regarding our directors and executive officers as of the date of this proxy statement.

Directors and Executive Officers	Age	Position/Title

Larry Lei Wu	53	Founder, chairman, director and chief executive officer
Xin Wan	45	Chief technology officer
Xinyan Hao	42	Chief operating officer
Kwok Hei David Lau	39	Chief financial officer
Iman Schrock	40	President
Frank Lin	59	Director
Zhiwu Chen	62	Independent Director
Jan William Visser	57	Independent Director
Lorri Kelley	62	Independent Director

PROXY STATEMENT	11

Director and Executive Officer Biographies
The following is a brief biographical summary of the experience of our directors and executive officers:
Executive Officers

Larry Lei Wu

Larry Lei Wu is our founder and has served as our director, chairman and chief executive officer since our inception in 2006. Prior to founding our company, among others, Mr. Wu served as the general manager of a vocational education and online education company, New Oriental Education & Technology Group Inc. (NYSE: EDU and SEHK: 9901), from 2002 to 2006. Mr. Wu received his MBA degree from Yale University in 2002 and his bachelor’s degree in mechanical manufacturing from Beijing Union University in 1994.

Xin Wan

Xin Wan has served as our chief technology officer since 2014. Prior to joining us, Mr. Wan served as the vice president of the education business unit of Aspire Company of China Mobile from 2010 to 2014 and as channel operation center manager and director in Oriental Standard (Beijing) Talent Service Co., Ltd. from 2007 to 2010. Mr. Wan received his master’s degree in software engineering in 2007 and his bachelor’s degree in software engineering in 2004 from Tsinghua University, and his bachelor’s degree in chemical engineering and English from Dalian University of Technology in 2002.

Xinyan Hao

Xinyan Hao has served as our chief operating officer since October 2010. Prior to joining us, Mr. Hao served as a lecturer at Oriental Standard (Beijing) Talent Service Co., Ltd. from 2008 to 2010. Mr. Hao received his bachelor’s degree in information management and information systems from Tsinghua University in 2004.

Kwok Hei David Lau

Kwok Hei David Lau has served as our chief financial officer since May 2022. Mr. Lau has been an investment banker for more than 12 years with experience in M&A and IPO transactions in U.S. and China. Prior to joining us, Mr. Lau served as the director of Wells Fargo Securities Asia Limited from August 2013 to May 2022. Mr. Lau received his bachelor’s degree in commerce from University of Toronto in 2008 and his master’s degree in economics in 2010 from The University of Hong Kong. Mr. Lau acquired a financial risk manager certification issued by the Global Association of Risk Professionals in the U.S. in 2009.

12	GigaCloud Technology Inc

Iman Schrock

Iman Schrock has served as our president since July 2022. Mr. Schrock has over 17 years of experience in the home furnishings industry as vice president of sales and marketing. Prior to joining us, Mr. Schrock served as vice president of Sales from August 2007 to July 2022. Mr. Schrock received his bachelor’s degree in information technology from American University in 2006, his MBA in 2007 from University of Wollongong and a PhD in organizational psychology from University of Phoenix in 2017.
Non-Executive Directors (“Non-Employee Directors”)

Frank Lin

Frank Lin has served as our director since November 2006. Mr. Lin is a general partner of DCM, a technology venture capital firm and one of our principal shareholders. Prior to joining DCM in 2006, Mr. Lin was the chief operating officer of SINA Corporation (Nasdaq: SINA). He co-founded SINA’s predecessor, SinaNet, in 1995 and later helped guide SINA through its listing on Nasdaq. Mr. Lin had also held various marketing, engineering and managerial positions at Octel Communication Inc. and NYNEX. Mr. Lin currently serves on the board of directors of numerous DCM portfolio companies, including Quantasing Group Limited (Nasdaq: OSG) and Kuaishou Technology (HKSE: 1024). Mr. Lin received his MBA degree from Stanford University in 1993 and his bachelor’s degree in engineering from Dartmouth College in 1988.

Zhiwu Chen

Zhiwu Chen has served as our independent director since August 2022. He is an independent director at Noah Holdings (NYSE: NOAH) since December 2013 and an independent director at Bairong Inc. (HKSE: 6608) since March 2021. Professor Chen has been a faculty member at the University of Hong Kong since 2016 and currently serves as director of the Asia Global Institute and Victor and William Fung Professor in Economics at the University of Hong Kong. Professor Chen was formerly a professor of finance at Yale University from 1999 to 2017. Professor Chen was on the board of directors at PetroChina Company Limited (HKSE: 857, SHSE: 601857, NYSE: PTR) from May 2011 to June 2017, Bank of Communications (SHSE: 601328) from November 2010 to August 2018, and IDG Energy Investment Ltd (HKSE: 650) from July 2015 to October 2018. Professor Chen received his PhD in financial economics from Yale University in 1990, his master’s degree in computer science from Changsha Institute of Technology in 1986 and his bachelor’s degree in computer science from Central-South University in 1983.

PROXY STATEMENT	13

Jan William Visser

Jan (John) William Visser has served as our independent director since August 2023. Mr. Visser served as the Vice President of Global Logistics for doTERRA International since August 2018. Previously, he worked at Walmart, Inc. for almost 19 years where he had various responsibilities, including his last role as a vice president leading teams to provide strategic direction, talent development, process efficiency expertise and cost reduction support to Walmart's international markets. Mr. Visser has also served on Brigham Young University’s Global Supply Chain Advisory Board since 2011. Mr. Visser received his bachelor’s degree in Spanish Translation from Brigham Young University in 1992 and his MBA from the Thunderbird School of Global Management in 1996.

Lorri Kelley

Lorri Kelley has served as our independent director since August 2023. Mrs. Kelley is an established business executive, and in 2018 she founded Lorri Kelley Advisors, Inc., a strategic consulting firm providing services and guidance for manufacturers, retailers and a variety of service companies throughout the home and furniture industry. She has over 30 years of experience, serving in multiple executive roles, including President of BDI Furniture, Executive Vice President of Palliser Furniture, President and Chief Operating Officer for Home Elements, Chief Commercial Officer of Handy Living and Chief Sales and Marketing Officer at UNITERS North America. Mrs. Kelley is involved in all facets of the furniture industry, serving on the board of directors for City of Hope, WithIt and Klaussner Furniture. She received a Marketing and Merchandising Degree from Johnson County College in 1982.

A director is not required to hold any shares in our company to qualify to serve as a director. Our board of directors may exercise all the powers of our company to raise or borrow money, and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof, and to issue debentures, debenture stock, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of our company or of any third party. None of our directors has a service contract with us or any of our subsidiaries that provides for benefits upon termination of service.

14	GigaCloud Technology Inc

Terms of Directors and Officers
Each of our directors is not subject to a term of office and hold office until such time as he or she resigns or is removed from office by ordinary resolution of our shareholders, subject further to the provisions in our memorandum and articles of association. Our directors may be elected by our board of directors, or by an ordinary resolution of our shareholders, subject further to the provisions in our memorandum and articles of association.
A director may be removed from office by an ordinary resolution of our shareholders. The notice of any meeting at which a resolution to remove a director shall be proposed or voted upon must contain a statement of the intention to remove that director and such notice must be served on that director not less than ten (10) calendar days before the meeting. Such director is entitled to attend the meeting and be heard on the motion for his removal.
A director will also be removed from office automatically if, among other things, the director (i) becomes bankrupt or makes any arrangement or composition with his or her creditors; (ii) dies or is found by our company to be of unsound mind; (iii) resigns his or her office by notice in writing to our company; (iv) without special leave of absence from our board of directors, is absent from three consecutive meetings of the board and the board resolves that his or her office be vacated; or (v) is removed from office pursuant to any other provisions of our memorandum and articles of association, as amended and restated from time to time. There is no mandatory retirement age for directors. None of our directors has a service contract with us or any of our subsidiaries that provides for benefits upon termination of service.
Pursuant to our memorandum and articles of association, our officers will be appointed or removed by and at the discretion of our board of directors.

PROXY STATEMENT	15

Corporate Governance
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our board of directors, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our nominating and corporate governance committee and our board of directors.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics, as amended and restated, which is applicable to all of our directors, executive officers and employees. A copy of our code of business conduct and ethics is available on our website at https://www.gigacloudtech.com/. We have included our website address in this proxy statement solely as an inactive textual reference. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and investors should not consider it to be a part of this proxy statement.
Director Independence
Our board of directors consists of five directors. Our board of directors has affirmatively determined that all of our directors, other than Mr. Larry Lei Wu and Mr. Frank Lin, are independent directors in accordance with the listing requirements of the Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.
Our board of directors has also determined that each member of each committee of our board of directors is currently independent in accordance with the rules and regulations of the Nasdaq. Each member of our audit committee of our board of director is also independent in accordance with Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
There are no family relationships among any of our directors or executive officers.

16	GigaCloud Technology Inc

Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic and regulatory risk exposure, including monitoring our company’s compliance with cybersecurity and data protection rules and regulations, approving our company’s budget after considering various risks such as risks associated with supply chain, suppliers and key service providers, if any. Our board of directors receives periodic reporting from our chief executive officer on cybersecurity and any other business operational risks.

PROXY STATEMENT	17

Shareholder Communications with Directors
Any shareholders or other interested parties may communicate with our board of directors or with an individual director by writing to our board of directors or to the particular director and mailing the correspondence to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board of Directors c/o Board Secretary.
Communications must state the number of shares owned by the person making the communication, if any. Our Board Secretary will review and forward such communication to all of the members of our board of directors or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our Board Secretary may disregard the communication in his or her discretion. We will regularly provide our board of directors with a summary of all substantive communications.
Board Qualifications and Diversity
Our board of directors has delegated to our nominating and corporate governance committee the responsibility to identify, evaluate and recommend director candidates to our board of directors for their consideration, as deemed appropriate.
Directors are selected on the basis of talent, experience, integrity, independence and time availability in light of other commitments, among other things. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and experience in areas relevant to our activities are factors in the selection process. For more details, please see “—Director Nominations.”
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
The following board diversity matrix sets forth the information concerning the gender and demographic background of our board of directors, as self-identified by its members, in accordance with Nasdaq Stock Market listing rules.

Country of Principal Executive Offices	CA, USA

Foreign Private Issuer	No

Disclosure Prohibited Under Home Country Law	No

Total Number of Directors	5

Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender

Directors	1	4	—	—

Part II: Demographic Background
Underrepresented Individual in Home Country Jurisdiction	—	3	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
In this section,

18	GigaCloud Technology Inc

•“Diverse” means an individual who self-identifies in one or more of the following categories: Female, Underrepresented Minority, or LGBTQ+;
•“Female” means an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth;
•“Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities;
•“LGBTQ+” means an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender, or as a member of the queer community; and
•“Two or More Races or Ethnicities” means a person who identifies with more than one of the following categories: White (not of Hispanic or Latinx origin), Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander.
Interested Transactions
A director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with our company is required to declare the nature of his interest at a meeting of our directors. A director may, subject to any separate requirement for audit committee approval under applicable law or the Nasdaq Stock Market Listing Rules Company Manual vote with respect to any contract or transaction, or proposed contract or transaction, notwithstanding that he or she may be interested therein and if he or she does so, his or her vote shall be counted and he or she may be counted in the quorum at any meeting of the directors at which any such contract or transaction or proposed contract or transaction is considered. If such contract or arrangement is a transaction with a related party, it is a requirement under the Nasdaq Stock Market Listing Rules Company Manual that such transaction be approved by the audit committee.
Duties of Directors
Under Cayman Islands law, our directors owe us fiduciary duties, including a duty of loyalty, a duty to act honestly and a duty to act in what they consider in good faith to be in our best interests. Our directors may only exercise the powers that are vested in them for a proper purpose, i.e. for the purpose for which such powers were conferred and not for a collateral purpose. Our directors also have a duty to act with skill and care. It was previously considered that a director need not exhibit in the performance of her or his duties a greater degree of skill than may reasonably be expected from a person of his knowledge and experience. However, English and Commonwealth Courts have moved towards an objective standard with regard to the required skill and care, and these authorities are likely to be followed in the Cayman Islands.
In fulfilling their duty of care to us, our directors must ensure compliance with our memorandum and articles of association, as amended and restated from time to time.
Our company may have the right to seek damages if a duty owed by our directors is breached.

PROXY STATEMENT	19

Our board of directors has all the powers necessary for managing, and for directing and supervising, our business affairs. The functions and powers of our board of directors include, among others:
•convening shareholders’ annual and extraordinary general meetings and reporting its work to shareholders at such meetings;
•declaring dividends and distributions;
•appointing officers and determining the term of office of officers;
•exercising the borrowing powers of our company and mortgaging the property of our company; and
•approving the transfer of shares of our company, including the registering of such shares in our register of members.
Director Nominations
Our board of directors is responsible for nominating for appointment by our shareholders, or for appointing by resolution of our board of directors itself, directors to fill a vacancy or as an addition to the existing board. Our board of directors has delegated to our nominating and corporate governance committee the responsibility to identify, evaluate, and recommend director candidates to our board of directors for their consideration, as deemed appropriate.
Our board of directors has adopted corporate governance guidelines that include, among other things, the criteria that our board of directors may consider in evaluating the suitability of director candidates. Our board of directors has delegated to our nominating and corporate governance committee the responsibility for reviewing, on an annual basis, the qualification criteria for our board of directors as a whole and its individual members and recommending any changes to our board of directors for approval.
In identifying director candidates, our board of directors and our nominating and corporate governance committee may consider any factors that they deem appropriate in the context of the needs of our board of directors and the overall diversity and composition of our board of directors. Such factors may include, but are not limited to, the candidate’s qualifications, skills, expertise, experience, integrity, independence (including any actual or perceived conflicts of interest), and time availability in light of other commitments. Diversity may be considered across multiple dimensions, including diversity in experiences, perspective, and skills as well as diversity with respect to other background characteristics such as gender, age, culture, ethnicity, and nationality. Overall, our board of directors and our nominating and corporate governance committee will be guided to select and recommend director candidates that they determine are best suited to meet the needs of our board of directors and further the interests of our shareholders through their established record of professional accomplishment, ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, and professional and personal experiences and relevant expertise.
Attendance at Annual Meeting
We were a foreign private issuer in 2023. We did not hold an annual meeting of shareholders in 2023 by relying on the home country practice exemption. Attendance of the annual meeting of shareholders by our directors and nominees for directors, if any, is not mandatory.

20	GigaCloud Technology Inc

Board Leadership Structure
Our founder and chief executive officer, Larry Lei Wu, is the chairman of our board of directors. Our board of directors believes that Mr. Wu is the director best suited to identify strategic opportunities for our company and areas of focus for our board of directors due to his extensive understanding of our business as our founder and chief executive officer and his deep knowledge of our industry. Our board of directors also believes that the combined role of chairman and chief executive officer promotes effective execution of strategic initiatives and facilitates the flow of information between management and our board of directors. While the roles of chairman of our board of directors and chief executive officer are combined, Mr. Frank Lin will, among other things, lead meetings of the board when the chairman is not present, serve as liaison between the chairman and independent directors, have the authority to call meetings of the independent directors, and, if requested by a significant portion of our shareholders, be available for consultation and direct communication. Our board of directors believes our current board leadership structure will help ensure continuity of strong and effective leadership.
Board Meetings and Committees
Our board of directors meets on a regular basis during the year. Our board of directors met five times and acted by unanimous written consent four times in 2023. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of our board of directors and all committees of our board of directors on which he or she served held during the period for which he or she was a director in 2023. The independent directors ordinarily hold executive sessions at regularly scheduled meetings of our board of directors.
Our board of directors has established three standing committees under our board of directors: an audit committee, a compensation committee and a nominating and corporate governance committee. We have adopted a charter, as amended and restated, for each of the three committees that has been approved by our board of directors and that satisfies the applicable standards of the SEC and Nasdaq. Each committee’s members and functions are described below. The functions performed by these committees are set forth in more detail in their charters, a copy of which are available on our website at https://www.gigacloudtech.com/.
Audit Committee
Our audit committee consists of Zhiwu Chen, Jan William Visser and Lorri Kelley. Zhiwu Chen is the chairman of our audit committee. We have determined that Zhiwu Chen, Jan William Visser and Lorri Kelley satisfy the “independence” requirements of Rule 5605(c)(2) of the Nasdaq Stock Market Listing Rules and meet the independence standards under Rule 10A-3 under the Exchange Act. Our audit committee consists solely of independent directors that satisfy the Nasdaq and SEC requirements. Our board of directors has also determined that Zhiwu Chen, an independent director and the chairman of our audit committee, qualifies as an “audit committee financial expert” within the meaning of the SEC rules and possesses financial sophistication within the meaning of the Nasdaq Stock Market Listing Rules.
Our audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our audit committee is responsible for, among other things:
•selecting our independent registered public accounting firm and pre-approving all auditing and non-auditing services performed by our independent registered public accounting firm;

PROXY STATEMENT	21

•reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;
•reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act;
•discussing the annual audited financial statements with management and our independent registered public accounting firm;
•reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;
•meeting separately and periodically with management and our independent registered public accounting firm;
•monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure compliance;
•annually reviewing and reassessing the adequacy of our audit committee charter;
•reporting regularly to the full board of directors; and
•performing such other matters that are specifically delegated to our audit committee by our board of directors from time to time.
Our audit committee held four meetings and acted by unanimous written consent once in 2023.
Compensation Committee
Our compensation committee consists of Zhiwu Chen, Jan William Visser and Lorri Kelley. Jan William Visser is the chairman of our compensation committee. We have determined that Zhiwu Chen, Jan William Visser and Lorri Kelley satisfy the “independence” requirements of Rule 5605(a)(2) of the Nasdaq Stock Market Listing Rules.
Our compensation committee assists our board of directors in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated.
Our compensation committee is responsible for, among other things:
•reviewing and approving, or recommending to our board of directors for its approval, the compensation of our chief executive officer and other executive officers;
•reviewing and recommending to our board of directors for determination with respect to the compensation of our non-employee directors;
•reviewing and making recommendations to our board of directors with respect to the compensation of our directors;
•reviewing periodically and approving any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans;
•administering and overseeing our compliance with the compensation recovery policy;
•selecting a compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management;
•annually reviewing and reassessing the adequacy of our compensation committee charter;

22	GigaCloud Technology Inc

•reporting regularly to the full board of directors; and
•performing such other matters that are specifically delegated to our compensation committee by our board of directors from time to time.
Our compensation committee acted by unanimous written consent once in 2023.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of our board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Zhiwu Chen, Jan William Visser and Lorri Kelley. Lorri Kelley is the chairperson of our nominating and corporate governance committee. We have determined that Zhiwu Chen, Jan William Visser and Lorri Kelley satisfy the “independence” requirements of Rule 5605(a)(2) of the Nasdaq Stock Market Listing Rules.
Our nominating and corporate governance committee assists our board of directors in selecting directors and in determining the composition of our board and board committees. Our nominating and corporate governance committee is responsible for, among other things:
•identifying and recommending nominees for election to our board of directors, or for appointment to fill any vacancy;
•reviewing annually with our board of directors its composition in light of the characteristics of independence, age, skills, experience and availability of service to us;
•identifying and recommending to our board the directors to serve as members of committees;
•advising our board periodically with respect to developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations;
•making recommendations to our board of directors on corporate governance matters and on any corrective action to be taken;
•annually reviewing and reassessing the adequacy of our nominating and corporate governance committee charter;
•reporting regularly to the full board of directors; and
•performing such other matters that are specifically delegated to our nominating and corporate governance committee by our board of directors from time to time.
Our nominating and corporate governance committee acted by unanimous written consent once in 2023.

PROXY STATEMENT	23

Insider Trading Arrangements and Policies; Anti-Hedging and Anti-Pledging Policies
On January 1, 2024, we adopted an amended and restated insider trading compliance policy and procedures, or our Insider Trading Policy, governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing rules. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2023 Annual Report.
Hedging transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, are prohibited by our Insider Trading Policy. Additionally, individuals are prohibited from pledging our securities as collateral for a loan, purchasing our securities on margin (i.e., borrowing money to purchase the securities), or placing our securities in a margin account. This prohibition does not apply to cashless exercises of share options under our equity plans, nor to situations approved in advance by the compliance officer.
On December 29, 2023, Mr. Larry Lei Wu, our Chief Executive Officer, has adopted a trading arrangement that is intended to satisfy the affirmative defense of Rule 10b5-1(c) under the Exchange Act, for sale of up to 1,250,000 shares of our Class A ordinary shares, upon the conversion from 1,250,000 shares of our Class B ordinary shares hold indirectly through TALENT BOOM GROUP LIMITED and Ji Xiang Hu Tong Holdings Limited, the entities controlled by Mr. Wu. Mr. Wu's trading arrangement is scheduled to expire no later than September 30, 2024. Except for the foregoing, during the three months ended December 31, 2023, no other director or “officer” (as defined in Rule 16a-1(f) under the Exchange Act) of our company adopted or terminated a “Rule 10b5-1 trading arrangement” or “non-Rule 10b5-1 trading arrangement,” each as defined in Item 408(a) of Regulation S-K.

24	GigaCloud Technology Inc

Audit Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of GigaCloud Technology Inc under the Securities Act or the Exchange Act.
The primary purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The audit committee’s functions are more fully described in its charter. Management has the primary responsibility for our financial statements and reporting process, including our systems of internal controls. KPMG Huazhen LLP, our independent registered public accounting firm for fiscal year 2023, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, or U.S. GAAP.
The audit committee is also responsible for, among other things, selecting our independent registered public accounting firm and pre-approving all auditing and non-auditing services performed by our independent registered public accounting firm, reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response, and discussing the annual audited financial statements with management and our independent registered public accounting firm. The audit committee also annually reviews and reassesses the adequacy of our audit committee charter.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management and KPMG Huazhen LLP the audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2023.
The audit committee also discussed with KPMG Huazhen LLP the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. The audit committee has received and considered the written disclosures and the letter from KPMG Huazhen LLP required by applicable requirements of the PCAOB regarding communications with the audit committee concerning independence and has discussed with KPMG Huazhen LLP its independence from the Company and our management. The audit committee has concluded that KPMG Huazhen LLP’s provision of audit and non-audit services to GigaCloud and its affiliates is compatible with KPMG Huazhen LLP’s independence.
Based on these reviews and discussions, the audit committee recommended to the board of directors that such audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
The Audit Committee of GigaCloud Technology Inc
Zhiwu Chen, Chairman
Jan William Visser
Lorri Kelley

PROXY STATEMENT	25

Executive Officer and Director Compensation
This section provides the material components of our compensation program for our named executive officers identified below and our non-employee directors. Our compensation program is designed to align executive pay with measurable results intended to create value for shareholders, and utilize compensation as a tool to assist us in attracting and retaining the high-caliber executives that we believe are critical to our long-term success. We believe that the key to our success is the long-term shareholder value that is created by our employees. Our compensation philosophy is weighted towards providing equity awards, and we believe this helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in the longer-term success of our company as reflected in share price appreciation. For example, we provide many of our employees, including our named executive officers, with an equity award, which we believe motivates the employee to think of themselves as an owner of our company.
Unless stated otherwise, for purposes of this section, amounts reported for Mr. Lau below paid in Hong Kong dollars, or HK$, have been converted into and presented in U.S. dollars at the rate of HK$7.8015 to US$1.00 for 2022 data and at the rate of HK$7.8109 to US$1.00 for 2023 data, being the noon buying exchange rates in effect as of December 31, 2022 and 2023, respectively, as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
Executive Officer Compensation
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below (the “named executive officers”). In 2023, the “named executive officers,” which consist of each person who served as our principal executive officer during 2023 and our two next most highly compensated executive officers during 2023 who were serving as executive officers at December 31, 2023, and their positions were as follows:

•Larry Lei Wu, Chief Executive Officer; •Kwok Hei David Lau, Chief Financial Officer; and •Iman Schrock, President.

26	GigaCloud Technology Inc

Summary Compensation Table
The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to the named executive officers for services rendered during the years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)(4)	Total ($)
Larry Lei Wu, Chief Executive Officer(5)(6)	2023	$162,000	$—	$—	$—	$122,862	$—	$2,304	$287,166
	2022	$142,000	$—	$—	$—	$18,860	$—	$2,237	$163,097
Kwok Hei David Lau, Chief Financial Officer(5)(7)	2023	$307,263	$—	$163,768	$—	$—	$—	$2,304	$473,335
	2022	$233,288	$—	$—	$—	$—	$—	$1,346	$234,634
Iman Schrock, President(8)	2023	$300,000	$—	$194,900	$—	$54,802	$—	$—	$549,702
	2022	$152,981	$—	$—	$—	$—	$—	$—	$152,981
(1)Dollar value of base salary earned during the applicable fiscal year.
(2)The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of fully vested stock awards upon grant during the applicable year, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 15 to our audited financial statements in the 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards.
(3)Amounts reflect non-discretionary cash awards for meeting certain Company-wide performance targets earned by Mr. Wu in 2022 and 2023, and project-by-project performance based cash awards earned by Mr. Schrock in 2023.
(4)Amounts reflect monthly contributions made by us pursuant to the Hong Kong Mandatory Provident Fund Schemes Ordinance to the mandatory provident fund scheme on behalf of each executive as follows: Mr. Wu, $2,237 (2022) and $2,304 (2023); and Mr. Lau, $1,346 (2022) and $2,304 (2023).
(5)    For purposes of this table, amounts reported for Mr. Wu (with respect to the contributions made by us pursuant to the Hong Kong Mandatory Provident Fund Schemes Ordinance to the mandatory provident fund scheme only) and Mr. Lau were paid in HK$ and were converted into and presented in U.S. dollars at the rate of HK$7.8015 to US$1.00 for 2022 data and at the rate of HK$7.8109 to US$1.00 for 2023 data, being the noon buying exchange rates in effect as of December 31, 2022 and 2023, respectively, as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
(6)    Mr. Wu's annual base salary rate was adjusted in May 2022 to $162,000 and remained at $162,000 in 2023, respectively.
(7)    Mr. Lau joined us as our Chief Financial Officer in May 2022, and therefore the salary amount set forth in the table above reflects the amount earned for the portion of 2022 in which he was employed by us. Mr. Lau had an annual base salary rate of $307,263 (HK$2,400,000) in 2022 and 2023.
(8)    Mr. Schrock joined us as our President in July 2022, and therefore the salary amount set forth in the table above reflects the amount earned for the portion of 2022 in which he was employed by us. Mr. Schrock had an annual base salary rate of $300,000 in 2022 and 2023.

PROXY STATEMENT	27

Narrative Disclosure to Summary Compensation Table
Annual Base Salary
The compensation of the named executive officers is generally determined and approved by our board of directors. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Our named executive officers’ annual base salaries in effect for 2023 were as follows: $162,000 for Mr. Wu, $307,263 (HK$2,400,000) for Mr. Lau and $300,000 for Mr. Schrock.
Performance-Based Awards Program; Non-equity Incentive Plan Compensation
From time to time, we have provided special achievement cash awards in recognition of the accomplishments of our executive officers overseeing the performance of the whole Company. These cash awards are based on objective performance criteria and are non-discretionary. In addition to their base salary, Mr. Wu and Mr. Schrock are eligible to participate in our performance-based awards program, which is designed to provide appropriate incentives to them based on achievement of performance goals to promote and reward the achievement of key short-term strategic and our business goals as well as individual performance. Mr. Wu’s award is determined based on his achievement of meeting certain Company-wide performance targets. Mr. Schrock’s award is determined based on his achievement on a project-by-project basis. The amounts that Mr. Wu and Mr. Schrock earned pursuant to the performance-based awards program are non-discretionary and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Equity-Based Incentive Awards
Our equity-based incentive awards are designed to align our interests and those of our shareholders with those of our employees, including our executive officers. Our board of directors or an authorized committee thereof is responsible for approving equity grants.
We have granted share options and issued restricted share units pursuant to our 2008 Share Incentive Plan, or the 2008 Plan, and 2017 Share Incentive Plan, or the 2017 Plan. As of February 29, 2024, all awards granted under the 2008 Plan were exercised and settled. The 2008 Plan was terminated upon the tenth anniversary of its effective date and no grants of awards under the 2008 Plan were made after the termination. The current outstanding awards are those granted under the 2017 Plan.
In March 2023, we granted 33,422 fully vested restricted share units under the 2017 Plan to Mr. Lau and in September and December 2023, we granted 10,000 and 10,000, respectively, fully vested restricted share units under the 2017 Plan to Mr. Schrock. The restricted share units were vested immediately after grant and shares were immediately issued with no further condition required.
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2023, each of the named executive officers did not have outstanding equity awards.
Share Incentive Plans
In 2008 and 2017, our shareholders and our board of directors approved and adopted the 2008 Plan and the 2017 Plan, respectively, to promote our success and shareholder value by attracting, motivating and retaining selected employees and other eligible participants through the awards.

28	GigaCloud Technology Inc

2008 Plan
The 2008 Plan was terminated upon the tenth anniversary of its effective date. A total of 2,116,598 Class A ordinary shares were granted as equity awards under the 2008 Plan, excluding awards that were forfeited, repurchased, cancelled, lapsed, settled or otherwise expired after the relevant grant dates. As of February 29, 2024, all awards granted under the 2008 Plan were exercised and settled.
2017 Plan
Our shareholders and our board of directors approved and adopted the 2017 Plan in March 2017. The maximum aggregate number of ordinary shares which may be issued or otherwise distributed pursuant to all awards under the 2017 Plan is 6,367,238 Class A ordinary shares; and subject to an annual increase on the first day of each fiscal year beginning January 1, 2023 and ending on and including January 1, 2027, by an amount equal to the lesser of (i) 5% of the aggregate number of our shares outstanding on the final day of the immediately preceding fiscal year and (ii) such smaller number of shares as determined by our board of directors. The evergreen increases for 2023 and 2024 were 813,690 Class A ordinary shares and 815,637 Class A ordinary shares, respectively. As a result, as of February 29, 2024, the maximum aggregate number of ordinary shares which may be issued or otherwise distributed pursuant to all awards under the 2017 Plan was 7,996,565 Class A ordinary shares. As of February 29, 2024, an aggregate of 159,773 restricted share units and 10,545 restricted shares under the 2017 Plan remained outstanding.
A summary of the principal terms of the 2017 Plan are set forth in our annual report on Form 20-F filed with the SEC on April 24, 2023.
Equity Incentive Trusts
In 2021, we established Dongsi Tou Tiao Trust and Dongsi Er Tiao Trust, which we collectively refer to as the Equity Incentive Trusts, under their respective trust deeds, each dated July 13, 2021, between us and Futu Trustee Limited, or Futu Trustee, as trustee of each of the Equity Incentive Trusts. Dongsi Tou Tiao Trust and Dongsi Er Tiao Trust controls and manages the British Virgin Islands incorporated entities, Dongsi Tou Tiao Limited and Dongsi Er Tiao Limited, respectively, which we collectively refer to as the Trust Holdcos. From time to time, we may issue our ordinary shares to the Trust Holdcos upon any exercise of options, restricted share units and/or vesting of restricted shares we granted under the 2008 Plan and 2017 Plan to certain participants under the 2008 Plan and 2017 Plan, including certain of our employees, executive officers and directors and/or their affiliates. The Trust Holdcos are to hold such shares for and on behalf of these participants and/or their affiliates, who are the beneficiaries of the Equity Incentive Trusts. As of February 29, 2024, each of the Trust Holdcos beneficially owned less than 5% of our ordinary shares issued and outstanding.
Each of the trust deeds provides that Futu Trustee shall not exercise the voting rights attached to such shares held by the Equity Incentive Trusts, or the investment and dispositive power, unless otherwise directed by the corresponding advisory committees of each of the Equity Incentive Trusts. As of the date of this proxy statement, the members of the advisory committee of each of the Equity Incentive Trusts are the non-affiliate employees of our company. The Equity Incentive Trusts are treated as our consolidated VIEs under U.S. GAAP.

PROXY STATEMENT	29

Employment Agreements with the Named Executive Officers
We have entered into employment agreements with each of the named executive officers, Mr. Wu, Mr. Lau and Mr. Schrock, that govern the terms and conditions of their service relationship with us, including the terms and conditions related to their compensation and benefits.
The material terms of the employment agreements with the named executive officers are described below.
Mr. Larry Lei Wu has acted as our chief executive officer since August 2006. We entered into employment agreement with Mr. Larry Lei Wu on July 8, 2022 to continue the employment with Mr. Wu for a continuous term. We also entered into employment agreement with Mr. Lau and Mr. Schrock on May 2022 and July 2022, respectively on an at-will basis.
The employment agreements entitle Mr. Wu, Mr. Lau and Mr. Schrock to receive cash compensation, participate in long-term compensation arrangements, including our share incentive plans, and participate in all of our employee benefit plans and arrangements made available by us to our similarly situated executives, including any retirement plan and medical insurance plan. The compensation received by Mr. Wu, Mr. Lau and Mr. Schrock in accordance with these employment agreements is disclosed in “Executive Officer Compensation” in this proxy statement.
Pursuant to the employment agreements, if we terminate their employment without cause (as defined in the employment agreements) or if they resign for good reason (as defined in the employment agreements), we shall (i) continue to pay and otherwise provide to Mr. Wu, Mr. Lau and Mr. Schrock, during the relevant notice period (as defined below), all compensation, base salary and previously earned but unpaid incentive compensation, if any, and shall continue to allow them to participate in any benefit plans in accordance with the terms of such plans during such notice period; and (ii) pay to them any such amount as may be agreed between us and Mr. Wu, Mr. Lau and Mr. Schrock. The relevant notice period means 30 days’ notice for a termination by us without cause and 60 day’s notice for a termination by the named executive officer with good reason.
The employment agreements contain standard confidentiality provisions, effective during and after their employment with us, as well as noncompetition and nonsolicitation restrictive covenants, effective during the two-years following the termination of their employment with us.
Other Elements of Compensation
We are required by the Hong Kong Mandatory Provident Fund Schemes Ordinance to make monthly contributions to the mandatory provident fund scheme in an amount equal to at least 5% of an employee’s salary subject to a cap of $192 (HK$1,500) per month per employee.
In 2023, we made required contributions of $2,304 (HK$18,000) to Mr. Wu, and $2,304 (HK$18,000) to Mr. Lau. Other than above, our name executive officers did not participate in any tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and non-qualified defined contribution plans in 2023.
Potential Payments upon Termination or Change in Control
In 2023, we did not have any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the company or a

30	GigaCloud Technology Inc

change in the named executive officer’s responsibilities following a change in control, with respect to each named executive officer.

PROXY STATEMENT	31

Director Compensation
Our non-employee director compensation program provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director receives an annual retainer of $50,000 in cash and $100,000 in our Class A ordinary shares, par value $0.05 per share, for each 12 month term.
Director Compensation Table
The following table provides information regarding compensation paid to each of our non-employee directors for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Zhiwu Chen	$50,000	$100,000	$—	$—	$—	$—	$150,000
Jan William Visser	$25,000	$25,000	$—	$—	$—	$—	$50,000
Lorri Kelley	$25,000	$25,000	$—	$—	$—	$—	$50,000
Frank Lin	$—	$—	$—	$—	$—	$—	$—
(1)Represents the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees, committee and/or chairmanship fees, and meeting fees.
(2)The amounts reported represent the aggregate grant date fair value of fully vested share awards upon grant during the applicable year, calculated in accordance FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 15 to our audited financial statements in the 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the share awards.
(3)Mr. Chen has served as our independent director since August 2022.
(4)Mr. Visser has served as our independent director since August 2023. The compensation amount set forth in the table above reflects the amount for the portion of compensation in 2023 in which he served as our director.
(5)Mrs. Kelley has served as our independent director since August 2023. The compensation amount set forth in the table above reflects the amount for the portion of compensation in 2023 in which she served as our director.
(6)Mr. Lin has served as our director since November 2006.
There were no unvested restricted share units held by our non-employee directors as of December 31, 2023.
We have entered into indemnification agreements with each of our directors. Under these agreements, we agree to indemnify our directors against all liabilities and expenses incurred by such persons in connection with claims made by reason of their being a director of our company to the fullest extent permitted by law with certain limited exceptions.
Policies on Clawback and Recovery of Compensation
We have adopted a clawback policy, which permits us to recover all or a portion of any incentive-based compensation that was received by a covered executive on or after October 2, 2023, including equity awards, in the event that we are required to prepare an accounting restatement. The amount which may be recovered will be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated. A copy of the clawback policy is filed as an Exhibit 97.1 to the 2023 Annual Report.

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Security Ownership of Certain Beneficial Owners and Management
Share Ownership
The following table sets forth information concerning the beneficial ownership of our ordinary shares on an as-converted basis, as of February 29, 2024, for:
•each of our directors and executive officers, including the named executive officers;
•all of our executive officers and directors as a group; and
•each person known to us to beneficially own 5% or more of our total issued and outstanding ordinary shares.
Except as noted by footnote, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
We have adopted a dual-class ordinary share structure. The calculations in the table below are based on 40,797,424 ordinary shares, par value $0.05 per share, issued and outstanding, comprised of 31,470,692 Class A ordinary shares, par value $0.05 per share, (which had excluded an aggregate of 67,559 Class A ordinary shares issued and reserved for future allocation upon exercise or vesting of awards granted under our share incentive plans; and 215,201 Class A ordinary shares issued and repurchased but not yet cancelled) and 9,326,732 Class B ordinary shares, par value $0.05 per share, as of February 29, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included shares that the person has the right to acquire within 60 days of the date of this proxy statement, including through the exercise of any option, warrant or other right or the conversion of any other security. These shares, however, are not included in the computation of the percentage ownership of any other person.

PROXY STATEMENT	33

	Ordinary Shares Beneficially Owned**
	Class A Ordinary Shares	Class B Ordinary Shares	Total Ordinary Shares on an as-converted basis	Percentage of Beneficial Ownership	Percentage of Total Voting Power***

Directors and Executive Officers**
Larry Lei Wu(1)	—	9,326,732	9,326,732	22.9%	74.8%
Frank Lin(2)	5,897,399	—	5,897,399	14.5%	4.7%
Zhiwu Chen	17,009	—	17,009	*	*
Jan William Visser	3,397	—	3,397	*	*
Lorri Kelley	3,397	—	3,397	*	*
Xin Wan(3)	1,097,540	—	1,097,540	2.7%	*
Xinyan Hao	1,150,000	—	1,150,000	2.8%	*
Kwok Hei David Lau	30,422	—	30,422	*	*
Iman Schrock	20,000	—	20,000	*	*
All directors and executive officers as a group	8,219,164	9,326,732	17,545,896	43.0%	79.5%
Principal Shareholders:
Larry Lei Wu(1)	—	9,326,732	9,326,732	22.9%	74.8%
DCM entities(4)	5,897,399	—	5,897,399	14.5%	4.7%

*Less than 1% of our total outstanding shares.
*Except as indicated otherwise below, the business address of our directors and executive officers is c/o GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte CA 91731. The business address of Frank Lin is C/O DCM, 2420 Sand Hill Road, Suite 200, Menlo Park, CA 94025.
**Beneficial ownership information disclosed herein represents direct and indirect holdings of entities owned, controlled or otherwise affiliated with the applicable holder as determined in accordance with the rules and regulations of the SEC.
***For each person or group included in this column, percentage of total voting power represents voting power based on both Class A and Class B ordinary shares beneficially owned by such person or group with respect to the voting power of all of our issued and outstanding Class A and Class B ordinary shares as a single class. Each holder of our Class A ordinary shares is entitled to one vote per share and each holder of our Class B ordinary shares is entitled to ten votes per share on all matters submitted to them for a vote. Our Class A ordinary shares and Class B ordinary shares vote together as a single class on all matters submitted to a vote of our shareholders, except as may otherwise be required by law. Our Class B ordinary shares are convertible at any time by the holder into Class A ordinary shares on a one-for-one basis, while Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances.
(1)Represents (i) 154,880 Class B ordinary shares held by TALENT BOOM GROUP LIMITED, a company incorporated in the British Virgin Islands and controlled by Mr. Wu and (ii) 9,171,852 Class B ordinary shares held by Ji Xiang Hu Tong Holdings Limited, a company incorporated in the British Virgin Islands, according to Schedule 13G filed by Mr. Wu with the SEC on February 9, 2023 The sole shareholder of Ji Xiang Hu Tong Holdings Limited is a limited liability company incorporated in Delaware, U.S., controlled by Mr. Wu as its sole member and sole manager. Mr. Wu may be deemed to be the beneficial owner of the shares held by TALENT BOOM GROUP LIMITED and Ji Xiang Hu Tong Holdings Limited. The registered address of TALENT BOOM GROUP LIMITED and Ji Xiang Hu Tong Holdings Limited is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.
(2)Represents the ordinary shares held by certain entities affiliated with DCM. See note (4) below.
(3)Represents 1,097,540 Class A ordinary shares held through Dongsi Tou Tiao Limited, a company incorporated in the British Virgin Islands. Dongsi Tou Tiao Limited is controlled and managed by Dongsi Tou Tiao Trust, a trust established under a trust deed dated July 13, 2021 between us and Futu Trustee as trustee. The trust’s beneficiaries are certain of our directors and executive officers, including Mr. Wan, who are the participants of the 2008 Plan and the 2017 Plan. The trust deed provides that the trustee shall not exercise the voting rights attached to our shares held by Dongsi Tou Tiao Limited, or the investment and dispositive power, unless otherwise directed by the advisory committee of the trust. As of February 29, 2024 and the date of this proxy statement, the sole member of the advisory committee of Dongsi Tou Tiao Trust is our human resources manager, who is not our director, executive officer or affiliate. Dongsi Tou Tiao Trust is therefore treated as our consolidated VIE under U.S. GAAP. Each of Mr. Wan and the advisory committee member disclaims the beneficial ownership of our shares held by Dongsi Tou Tiao Limited, except to the

34	GigaCloud Technology Inc

extent of any pecuniary interest therein. The registered address of Dongsi Tou Tiao Limited is at the offices of Trinity Chambers, P.O. Box 4301, Road Town, Tortola, British Virgin Islands.
(4)Represents (i) 4,379,221 Class A ordinary shares held by DCM IV, L.P., a Cayman Islands exempted limited partnership (“DCM IV”), (ii) 111,365 Class A ordinary shares held by DCM Affiliates Fund IV, L.P., a Cayman Islands exempted limited partnership (“DCM Affiliates IV”), (iii) 1,310,702 Class A ordinary shares held by DCM IX, L.P. (“DCM IX”) and (iv) 96,111 Class A ordinary shares held by DCM Affiliates Fund IX, L.P. (“DCM Affiliates IX”), according to Amendment No. 2 to Schedule 13D filed by these DCM entities with the SEC on December 29, 2023. DCM Investment Management IV, L.P. (“DCM IV DGP”), the general partner of each of DCM IV and DCM Affiliates IV, and DCM International IV, Ltd., the general partner of DCM IV DGP (“DCM IV UGP”), may each be deemed to have sole voting and dispositive power over the shares held by DCM IV and DCM Affiliates IV. DCM Investment Management IX, L.P. (“DCM IX DGP”), the general partner of each of DCM IX and DCM Affiliates IX, and DCM International IX, Ltd., the general partner of DCM IX DGP (“DCM IX UGP”), may each be deemed to have sole voting and dispositive power over the shares held by DCM IX and DCM Affiliates IX. Frank Lin and Matthew C. Bonner are the directors of DCM IV UGP and DCM IX UGP and may be deemed to share voting and dispositive power over the shares held by DCM IV, DCM Affiliates IV, DCM IX and DCM Affiliates IX. Each of the foregoing persons disclaims beneficial ownership of shares held by DCM IV, DCM Affiliates IV, DCM IX and DCM Affiliates IX, except to the extent of any pecuniary interest therein. The business address of DCM IV, DCM Affiliates IV, DCM IX and DCM Affiliates IX is 2420 Sand Hill Road, Suite 200 Menlo Park, CA 94025.

As of February 29, 2024, we had six ordinary shares held by record holders in the U.S. We are not aware of any of our shares that are pledged as security by our directors or executive officers. We are not aware of any arrangement, including any pledge by any person of our securities that may, at a subsequent date, result in a change of control of our company.
Equity Compensation Plan Information
The following table contains information about securities authorized for issuance under our equity compensation plans as of December 31, 2023.

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	—	—	2,445,491 Class A ordinary shares(2)
Equity compensation plans not approved by security holders(3)	—	—	—
Total	—	—	2,445,491 Class A ordinary shares
________________________________
(1)Equity compensation plans approved by security holders include the 2017 Plan.
(2)Represents 2,445,491 shares available for future issuance under the 2017 Plan.
(3)We do not have any equity compensation plans not approved by security holders.

PROXY STATEMENT	35

Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity securities (collectively, the “Section 16(A) reports”).
We were foreign private issuers in the fiscal year ended December 31, 2023. Our directors and executive officers, and persons who owned more than 10% of a registered class of our equity securities were not required to file with the SEC the Section 16(A) reports in 2023.
Starting from January 1, 2024, our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities are required to file with the SEC the Section 16(A) reports.

36	GigaCloud Technology Inc

Certain Relationships and Related-Party and Other Transactions
Transactions with Related Persons
Employment Agreements
We have entered into employment agreements with each of our executive officers, including the named executive officers. See “Executive Officer and Director Compensation—Executive Officer Compensation—Employment Agreements with the Named Executive Officers” regarding the description of the employment agreements with the named executive officers.
Indemnification of Directors and Executive Officers
Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as providing indemnification against civil fraud or the consequences of committing a crime.
Our memorandum and articles of association provide that each of our directors shall be indemnified against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such director, other than by reason of such director’s own dishonesty, willful default or fraud, in or about the conduct of our company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including any costs, expenses, losses or liabilities incurred by such director in defending (whether successfully or otherwise) any civil proceedings concerning our company or our affairs in any court whether in the Cayman Islands or elsewhere. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation.
In addition, we have entered into indemnification agreements with each of our directors and executive officers, including the named executive officers, that provide such persons with additional indemnification beyond that provided in our memorandum and articles of association. Under these agreements, we agree to indemnify our directors and executive officers against all liabilities and expenses incurred by such persons in connection with claims made by reason of their being a director or officer of our company to the fullest extent permitted by law with certain limited exceptions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us under the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Equity Grants to Executive Officers and Directors; Share Incentive Plans
We have granted share options and restricted share units awards to certain of our executive officers and non-employee directors. See “Executive Officer and Director Compensation—Executive Officer Compensation” and “Executive Officer and Director Compensation—Director Compensation.”

PROXY STATEMENT	37

Arrangements with Certain Shareholders
Shareholders Agreement
We entered into our fifth amended and restated shareholders agreement on February 28, 2021, or the shareholders agreement, with certain of our shareholders, which consist of our pre-IPO holders of ordinary shares and preferred shares. The shareholders agreement provides for certain shareholders’ rights, including, among others, information rights, preemptive rights, right of first refusal, co-sale rights and drag-along rights, and contains provisions governing our board of directors and other corporate governance matters. The rights and obligations of each shareholder under the shareholders agreement automatically terminated upon the completion of our initial public offering which was closed in August 2022.
Registration Rights Agreement
We entered into our fourth amended and restated registration rights agreement on February 28, 2021, or the registration rights agreement, with certain of our shareholders, which consist of our pre-IPO holders of ordinary shares and preferred shares. We have granted certain registration rights to certain of our shareholders. Set forth below is a description of the registration rights granted under the registration rights agreement.
Demand Registration Rights. At any time after the earlier of (i) the three years from February 28, 2021 or six months following the completion of our initial public offering, holders of at least 15% of the registrable securities then outstanding may, by written notice, request that we effect a registration of all or any portion of the registrable securities that the holders request to be registered and included in such registration.
However, we are not obligated to effect a demand registration (i) during the period beginning 30 days prior to the filing and ending on a date 90 days following the effective date of the registration statement in connection with our initial public offering, subject to certain conditions, (ii) if the filing of such a registration statement would require the disclosure of material non-public information about us, in which event no such registration statement need be filed until the earlier of the lapse of sixty (60) days from the issuance of the opinion of counsel or such time as the information is no longer required to be disclosed, is not material or non-public, or its disclosure would not have a material adverse effect on our business or financial condition, provided that we may not exercise this right more than once in any 12-month period, or (iii) unless the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of our board of directors, expected to be equal to or greater than $5,000,000.
In addition, no request of demand registration may be made within 180 days after the effective date of a registration statement filed by us covering a firm commitment underwritten public offering in which the holders of registrable securities shall have been entitled to join and in which there shall have been effectively registered all registrable securities as to which registration shall have been so requested.
We are not obligated to effect more than three demand registrations, subject to certain conditions.
Further, if the registrable securities are offered by means of an underwritten offering and the managing underwriter advises us that marketing factors require a limitation of the number of securities to be underwritten, the number of such registrable securities may be reduced as required by the underwriters and the number of the registrable securities will be allocated among the holders on a pro rata basis according to the number of registrable securities then outstanding held by each holder requesting registration, provided

38	GigaCloud Technology Inc

that in no event may any registrable securities be excluded from such underwriting unless all other securities are first excluded.
Registration on Form F-3. Holders of registrable securities then outstanding have the right to request that we effect registration statements on Form F-3. We, however, are not obligated to effect such registration unless, among other things, (i) a majority of the outstanding registrable securities are requested to be sold pursuant to such registration, or (ii) the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of our board of directors, expected to be equal to or greater than $2,000,000.
Piggyback Registration Rights. If we propose to file a registration statement for a public offering of our securities other than those relating to any employee benefit plan or a corporate reorganization, we must offer holders of our registrable securities an opportunity to include in the registration all or any part of their registrable securities. If the registrable securities are offered by means of an underwritten offering and the managing underwriter advises us that marketing factors require a limitation of the number of securities to be underwritten, the number of such registrable securities may be reduced, subject to certain conditions, as required by the underwriters and the number of the registrable securities will be allocated among the holders on a pro rata basis according to the number of registrable securities then outstanding held by each holder requesting registration.
Limitation on Subsequent Registration Rights. Except as provided in the shareholders agreement, we will not grant to any person the right to request us to register any ordinary shares, or any securities convertible or exchangeable into or exercisable for ordinary shares, (i) which are superior to or pari passu with the rights granted to the holders of our preferred shares, (ii) unless under the terms of such agreement such holder or prospective holder may include such ordinary shares in any registration only to the extent that the inclusions of such ordinary shares will not reduce the amount of the registrable securities of the holders of our preferred shares that are included; or (iii) that would cause us the right to include such ordinary shares, or any securities convertible or exchangeable into or exercisable for ordinary shares, in any registration on a basis more favorable to such holder or prospective holder than is provided to the holders of our preferred shares thereunder, in each case without the prior written consent of holders of at least seventy-five percent (75%) of the total issued and outstanding preferred shares.
Expenses of Registration. We will bear all registration expenses, other than underwriting discounts and selling commissions incurred in connection with any demand, piggyback or Form F-3 registration, except each holder that exercised its demand, Form F-3 or piggyback registration rights will bear such holder’s proportionate share (based on the total number of shares sold in such registration other than for our account) of all underwriting discounts and selling commissions or other amounts payable to underwriters or brokers.
Termination of Obligations. We have no obligation to effect any demand, Form F-3 or piggyback registration on the fifth anniversary of the date of completion of our initial public offering.
Review, Approval or Ratification of Transactions with Related Persons.
Our board of directors adopted a written related person transaction policy, effective on August 17, 2022 upon our initial public offering, as amended and restated on January 1, 2024 (the “related party transaction policy”).

PROXY STATEMENT	39

Our related person transaction policy sets forth the policies and procedures for the review and approval or ratification of related person transactions.
This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.
In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

40	GigaCloud Technology Inc

Availability of Annual Report on Form 10-K
Shareholders can access the 2023 Annual Report, which includes our Form 10-K, and other financial information, on our website at https://www.gigacloudtech.com/. Alternatively, shareholders can request a paper copy of the 2023 Annual Report free of charge by writing to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Investor Relations.
Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.
We have filed the 2023 Annual Report on Form 10-K with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov.

PROXY STATEMENT	41

Questions and Answers
Why am I receiving these materials?
The board of directors of GigaCloud Technology Inc is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on June 14, 2024 at 9:00 a.m. Pacific Time at the offices of Latham & Watkins LLP, 10250 Constellation Blvd, Suite 1100, Los Angeles, CA 90067 and at the virtual meeting site of meetnow.global/MYHUQFT.
What is included in these materials?
These materials include this Proxy Statement and Proxy Card for the Annual Meeting and the 2023 Annual Report to Shareholders, which includes the annual report on Form 10-K for the year ended December 31, 2023. We are first making these materials available to you on the Internet on or about April 26, 2024.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting.
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to consider and vote on the following resolutions and matters:
1."As a special resolution, that the Seventh Amended and Restated Memorandum and Articles of Association of GigaCloud Technology Inc currently in effect, or the Current Memorandum and Articles, be amended and restated by their deletion in their entirety, and the substitution in their place of the Eighth Amended and Restated Memorandum and Articles of Association in the form attached hereto as Exhibit A" ("Proposal 1”).
2."As an ordinary resolution, that the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of GigaCloud Technology Inc for the fiscal year ending December 31, 2024, be and is hereby ratified and confirmed" ("Proposal 2”).
3.To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.
Can I attend the Annual Meeting?
We will hold the Annual Meeting physically at the location set forth at the beginning of this proxy statement.
You are invited to attend the Annual Meeting if you are a registered shareholder as of the record date or if you hold a valid proxy for the Annual Meeting. In order to enter the Annual Meeting, you must be prepared to present photo identification acceptable to us, such as a valid driver's license or passport.
We will also be hosting the Annual Meeting via live audio webcast on the Internet. Any shareholders of record can listen to the Annual Meeting live via the Internet at meetnow.global/MYHUQFT. The webcast will start at 8:45 a.m. (Pacific Time) on June 14, 2024 for the Annual Meeting. Registered shareholders as of the record

42	GigaCloud Technology Inc

Questions and Answers
date may vote online while connected to the virtual meeting site of meetnow.global/MYHUQFT on the Internet. On the date of the Annual Meeting, these registered shareholders may submit questions while connected to the virtual meeting site of meetnow.global/MYHUQFT. In order to attend the Annual Meeting, vote online and submit questions on Internet, you will need the 16-digit control number which is included in the Notice Regarding the Availability of Proxy Materials mailed to you. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. If you encounter difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the registration page for the Annual Meeting website.
Shareholders of record at the close of business on April 23, 2024, or the record date, are entitled to receive notice of, and attend and vote at the Annual Meeting or any adjournment thereof. A shareholder entitled to attend and vote at the Annual Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not be our shareholders. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
Who is entitled to attend and vote at the Annual Meeting?
Holders of our ordinary shares registered directly in your name with our transfer agent, Computershare Trust Company, N.A., as of the close of business on April 23, 2024, the record date, may attend and vote at the Annual Meeting. As of the record date, there were 32,913,383 shares of our Class A ordinary shares (which had excluded an aggregate of 427,059 Class A ordinary shares issued and reserved for future allocation upon exercise or vesting of awards granted under our share incentive plans, and 215,201 Class A ordinary shares repurchased under our share repurchased program but not yet cancelled) and 8,076,732 shares of our Class B ordinary shares outstanding. Each Class A ordinary shares is entitled to one vote, and each Class B ordinary shares is entitled to ten votes. Holders of our Class A ordinary shares and Class B ordinary shares will vote as a single class on all matters described in this proxy statement.
How does our board of directors recommend I vote on the Proposal?
Our board of directors unanimously recommends that you vote:
1.“FOR” the special resolution, that the Seventh Amended and Restated Memorandum and Articles of Association of GigaCloud Technology Inc currently in effect, or the Current Memorandum and Articles, be amended and restated by their deletion in their entirety, and the substitution in their place of the Eighth Amended and Restated Memorandum and Articles of Association in the form attached hereto as Exhibit A.
2.“FOR” the ordinary resolution, that the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of GigaCloud Technology Inc for the fiscal year ending December 31, 2024, be and is hereby ratified and confirmed.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and you will receive the Notice Regarding the Availability of Proxy Materials directly. As a shareholder of record, you may vote your shares in person at the Annual Meeting or by proxy as described below.

PROXY STATEMENT	43

If your shares are held in a share brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
If you are a shareholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number (within the U.S., U.S. territories and Canada) found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the postage-paid envelope.
•In Person. You may vote in person at the Annual Meeting. You must request a ballot when you arrive.
Internet and telephone voting will be available 24 hours a day and will close at 8:59 a.m. Pacific Time on June 12, 2024, Wednesday. Votes submitted by mail must be received by 8:59 a.m. Pacific Time on June 12, 2024, Wednesday.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the postage-paid return envelope provided to you by your broker, bank or other nominee.

If you received more than one Notice Regarding the Availability of Proxy Materials or proxy card, then you hold our shares in more than one account. You should vote for all shares held in each of your accounts.
Please see "Can I attend the Annual Meeting?" above for more information.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the shareholder. If no specific instructions are given, you give authority to the chairman of the Annual Meeting, who is Larry Lei Wu, GigaCloud’s chairman and chief executive officer (or, should Mr. Wu not attend the Annual Meeting, Frank Lin), to vote the shares in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy

44	GigaCloud Technology Inc

Questions and Answers
statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a shareholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Timely delivery of a written notice that you are revoking your proxy to GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board Secretary;
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
•Voting in person at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or Internet proxy is the one that is counted.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Notice or Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
Brokers with account holders who are GigaCloud shareholders may be “householding” our proxy materials. A single Notice or Proxy Statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or our company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, (1) beneficial owners may notify your banks, brokers or other holders of record and (2) shareholders of record may direct your written request to our transfer agent, Computershare Trust Company, N.A. (for overnight mail delivery: 150 Royall St, Suite 101Canton, MA 02021; for regular mail delivery: PO box 43006, Providence, RI 02940-3006; by telephone: 1-800 736 3001 (toll-free) or 1-781-575 3100 (toll)). A separate copy of the Notice Regarding the Availability of Proxy Materials or the proxy materials will be delivered promptly upon request. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their banks, brokers or other holders of record, or our transfer agent as indicated above.

PROXY STATEMENT	45

Can I submit questions at the Annual Meeting?
Shareholders of record who attend the Annual Meeting and log in to the Annual Meeting as a shareholder will have an opportunity to submit questions in writing during the meeting. Shareholder questions or comments are welcome, but we will only answer questions pertinent to matters discussed at the Annual Meeting, subject to time constraints. Substantially similar questions may be grouped together.
What constitutes a quorum at the Annual Meeting?
One or more shareholders holding shares which carry in aggregate (or representing by proxy) not less than one-third of all votes attaching to all shares in issue and entitled to vote at the Annual Meeting, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, shall be a quorum for the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.
Abstentions and withhold votes are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the “routine” matters even if they do not receive voting instructions from you. We expect that the ordinary resolution to ratify the selection of KPMG Huazhen LLP as our independent auditor for the fiscal year ending December 31, 2024 will be a routine matter. Accordingly, if your shares are held by a brokerage firm, bank or other financial institution on your behalf and you do not instruct the brokerage firm, bank or other financial institution as to how to vote your shares, your brokerage firm, bank or other financial institution will be entitled to exercise discretion to vote your shares only on Proposal 2, but your brokerage firm, bank or other financial institution may not exercise discretion to vote on the other proposal.
How many votes are needed to approve the Proposals?
Proposal 1 of this proxy statement requires a special resolution. Broker non-votes and abstentions with respect to Proposal 1 will have no effect on the results of this vote.
Proposal 2 of this proxy statement requires an ordinary resolution. Broker non-votes and abstentions with respect to Proposal 2 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. We expect that there will be no broker non-votes on Proposal 2 due to the discretionary authority granted to brokerage firms, banks and other financial institutions.
Provided that there is a quorum, a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person, virtually or by proxy at a general meeting, while an ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person, virtually or by proxy at a general meeting.

46	GigaCloud Technology Inc

Questions and Answers
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered “shares present” for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote. Our shareholders have no rights under the Cayman Islands Companies Act to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our ordinary shares and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Why did I receive a Notice Regarding the Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this proxy statement, the Proxy Card and the 2023 Annual Report, primarily via the Internet rather than by mailing the materials to shareholders. The Notice Regarding the Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Shareholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice Regarding the Availability of Proxy Materials. We encourage shareholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of the Annual Meeting.
How can I obtain GigaCloud's Form 10-K and other financial information?
Shareholders can access the 2023 Annual Report, which includes our Form 10-K, other financial information and exhibits, on our website at https://www.gigacloudtech.com/. Alternatively, shareholders can request a paper copy of the 2023 Annual Report free of charge by writing to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board Secretary.
We have filed the 2023 Annual Report on Form 10-K with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov.
How do I submit a shareholder proposal for consideration at next year's annual meeting of shareholders?
The Companies Act provides shareholders with only limited rights to requisition a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our memorandum and articles of association provide that upon the requisition of any one or more of our shareholders who together hold shares which carry in

PROXY STATEMENT	47

aggregate not less than 10 percent of all votes attaching to the issued and outstanding of our ordinary shares that as at the date of the deposit carry the right to vote at general meetings, our board of directors will convene an extraordinary general meeting and put the resolutions so requisitioned to a vote at such meeting. Under our memorandum and articles of association, our shareholders do not have any right to submit a proposal for inclusion at our annual general meetings. However, our directors will consider any such proposal which is submitted by a shareholder in accordance with the next paragraph, and may, at the sole and absolute discretion of our board of directors, include such proposal for the next annual general meeting.
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2025 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than December 15, 2024, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Any other shareholder proposal for the annual general meeting of shareholders in 2025, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by us in writing no later than March 16, 2025. However, if the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of this year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board Secretary.
How do I recommend a director nominee?
Under Cayman Islands law, shareholders do not have the right to nominate a person for election as a director directly. However, if shareholders submit information about a potential candidate for the board to our nominating and corporate governance committee, our nominating and corporate governance committee will consider whether they are appropriate for nomination to our board. The ultimate decision as to whether or not to propose a potential candidate for election shall be at the sole and absolute discretion of our board of directors.

48	GigaCloud Technology Inc

Additional Information
Where You Can Find More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC.
Our SEC filings are available to the public at the website maintained by the SEC at https://www.sec.gov. You may also read and copy any document our files with the SEC on our website at https://www.gigacloudtech.com/. The information on our website should not be deemed to be part of this proxy statement.
You should rely on the information contained in this document. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 24, 2024. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to shareholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
Other Business
Our board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the person named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

PROXY STATEMENT	49

Exhibit A to Proxy Statement
GigaCloud Technology Inc
Proposed Eighth Amended and Restated Memorandum and Articles of Association

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
~~SEVENTH~~EIGHTH AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
GigaCloud Technology Inc
(adopted by a Special Resolution passed on ~~5 July 2022 and effective immediately prior to the completion of the initial public offering of the Company’s Class A Ordinary Shares~~[date] 2024)

1. The name of the Company is GigaCloud Technology Inc.

2. The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other location within the Cayman Islands as the Directors may from time to time determine.

3. The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Act or any other law of the Cayman Islands.

4. The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by the Companies Act.

5. The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6. The liability of each Shareholder is limited to the amount, if any, unpaid on the Shares held by such Shareholder.

7. The authorised share capital of the Company is US$3,000,000 divided into 60,000,000 shares of a par value of US$0.05 each, comprising of (i) 50,673,268 Class A Ordinary Shares of a par value of US$0.05 each, and (ii) 9,326,732 Class B Ordinary Shares of a par value of US$0.05 each. Subject to the Companies Act and the Articles, the Company shall have power to redeem or purchase any of its Shares and to increase or reduce its authorised share capital and to sub-divide or consolidate the said Shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8. The Company has the power contained in the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

9. Capitalised terms that are not defined in this Memorandum of Association bear the same meanings as those given in the Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)

PROXY STATEMENT	A-1

OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
~~SEVENTH~~EIGHTH AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
GigaCloud Technology Inc
(adopted by a Special Resolution passed on ~~5 July 2022 and effective immediately prior to the completion of the initial public offering of the Company’s Class A Ordinary Shares~~[date] 2024)
TABLE A
The regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to the Company and the following Articles shall comprise the Articles of Association of the Company.
INTERPRETATION

1. In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Affiliate”
means in respect of a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and (i) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brothers-in-law and sisters-in-law, a trust for the benefit of any of the foregoing, and a corporation, partnership or any other entity wholly or jointly owned by any of the foregoing, and (ii) in the case of an entity, shall include a partnership, a corporation or any other entity or any natural person which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity. The term “control” shall mean the ownership, directly or indirectly, of shares possessing more than fifty per cent (50%) of the voting power of the corporation, partnership or other entity (other than, in the case of a corporation, securities having such power only by reason of the happening of a contingency), or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such corporation, partnership or other entity;

“Articles”	means these articles of association of the Company, as amended or substituted from time to time;
“Board” and “Board of Directors” and “Directors”	means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof;
“Chairman”	means the chairman of the Board of Directors;
“Class” or “Classes”	means any class or classes of Shares as may from time to time be issued by the Company;
“Class A Ordinary Share”	means a Class A Ordinary Share of a par value of US$0.05 in the capital of the Company and having the rights provided for in these Articles;
“Class B Ordinary Share”	means a Class B Ordinary Share of a par value of US$0.05 in the capital of the Company and having the rights provided for in these Articles;
“Commission”	means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act;
“Communication Facilities”
means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all Persons participating in a meeting are capable of hearing and being heard by each other;

“Company”	means GigaCloud Technology Inc, an exempted company incorporated in the Cayman Islands;
“Companies Act”	means the Companies Act (As Revised) of the Cayman Islands and any statutory amendment or re-enactment thereof;

PROXY STATEMENT	A-2

“Company’s Website”
means the main corporate/investor relations website of the Company, the address or domain name of which has been disclosed in any registration statement filed by the Company with the Commission in connection with its initial public offering of any Shares, or which has otherwise been notified to Shareholders;

“Designated Stock Exchange”	means the stock exchange in the United States on which any Shares are listed for trading;
“Designated Stock Exchange Rules”	means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchange;
“electronic”
has the meaning given to it in the Electronic Transactions Act and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefor;

“electronic communication”
means electronic posting to the Company’s Website, transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than two-thirds of the vote of the Board;

“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands and any statutory amendment or re-enactment thereof;
“electronic record”
has the meaning given to it in the Electronic Transactions Act and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefor;

“Irrevocable Proxy”	means any proxy granted by a Shareholder to any person which is expressly stated to be irrevocable until terminated in accordance with its terms;
“Irrevocable Proxy Holder”	means any grantee of an Irrevocable Proxy and any nominee or nominees duly appointed by such grantee in accordance with the terms of the Irrevocable Proxy;
“Memorandum of Association”	means the memorandum of association of the Company, as amended or substituted from time to time;
“Ordinary Resolution”
means a resolution:
(a)  passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy or, in the case of corporations, by their duly authorised representatives, at a general meeting of the Company held in accordance with these Articles; o
(b)  approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed

“Ordinary Share”	means a Class A Ordinary Share or a Class B Ordinary Share;
“paid up”	means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up;
“Person”
means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires;

“Present”
means in respect of any Person, such Person's presence at a general meeting of Shareholders (or any meeting of the holders of any Class of Shares), which may be satisfied by means of such Person or, if a corporation or other non natural Person, its duly authorised representative (or, in the case of any Shareholder, a proxy which has been validly appointed by such Shareholder in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Communication Facilities;

“Register”	means the register of Members of the Company maintained in accordance with the Companies Act;
“Registered Office”	means the registered office of the Company as required by the Companies Act;
“Seal”	means the common seal of the Company (if adopted) including any facsimile thereof;

PROXY STATEMENT	A-3

“Secretary”	means any Person appointed by the Directors to perform any of the duties of the secretary of the Company;
“Securities Act”
means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

“Share”
means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share;

“Shareholder” or “Member”	means a Person who is registered as the holder of one or more Shares in the Register;
“Share Premium Account”	means the share premium account established in accordance with these Articles and the Companies Act;
“signed”
means bearing a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a Person with the intent to sign the electronic communication;

“Special Resolution”
means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:
(a) passed by not less than two-thirds of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy or, in the case of corporations, by their duly authorised representatives, at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given; o
(b) approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Companies Act; ~~an~~
“United States”	means the United States of America, its territories, its possessions and all areas subject to its jurisdiction~~.~~; and
“Virtual Meeting”	means any general meeting of the Shareholders (or any meeting of the holders of any Class of Shares) at which the Shareholders (and any other permitted participants of such meeting, including without limitation the chairperson of the meeting and any Directors) are permitted to attend and participate solely by means of Communication Facilities.

2. In these Articles, save where the context requires otherwise:

(a) words importing the singular number shall include the plural number and vice versa;

(b) words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c) the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d) reference to a dollar or dollars (or US$) and to a cent or cents is reference to dollars and cents of the United States of America;

(e) reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

PROXY STATEMENT	A-4

(f) reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case;

(g) reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing including in the form of an electronic record or partly one and partly another;

(h) any requirements as to delivery under the Articles include delivery in the form of an electronic record or an electronic communication;

(i) any requirements as to execution or signature under the Articles, including the execution of the Articles themselves, can be satisfied in the form of an electronic signature as defined in the Electronic ~~Transaction Law~~Transactions Act; and

(j) Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

3. Subject to the last two preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4. The business of the Company may be conducted as the Directors see fit.

5. The Registered Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6. The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7. The Directors shall keep, or cause to be kept, the Register at such place as the Directors may from time to time determine and, in the absence of any such determination, the Register shall be kept at the Registered Office.

SHARES

8. Subject to these Articles, all Shares for the time being unissued shall be under the control of the Directors who may, in their absolute discretion and without the approval of the Members, cause the Company to:

(a) issue, allot and dispose of Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine;

(b) grant rights over Shares or other securities to be issued in one or more classes or series as they deem necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such Shares or securities, including dividend rights, voting rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then issued and outstanding Shares, at such times and on such other terms as they think proper; and

(c) grant options with respect to Shares and issue warrants or similar instruments with respect thereto.

PROXY STATEMENT	A-5

9. The Directors may authorise the division of Shares into any number of Classes and the different Classes shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or by a Special Resolution. Without limiting the generality of the foregoing, the Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. Notwithstanding Article 18, the Directors may issue from time to time, out of the authorised share capital of the Company (other than the authorised but unissued Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the Members; provided, however, before any preferred shares of any such series are issued, the Directors shall by resolution of Directors determine, with respect to any series of preferred shares, the terms and rights of that series, including:

(a) the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b) whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of shares;

(d) whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e) whether the preferred shares of such series shall have any rights to receive any part of the assets available for distribution amongst the Members upon the liquidation of the Company, and, if so, the terms of such liquidation preference, and the relation which such liquidation preference shall bear to the entitlements of the holders of shares of any other class or any other series of shares;

(f) whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other class of shares or any other series of preferred shares;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued. The Company shall not issue Shares to bearer.

PROXY STATEMENT	A-6

10. The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgment of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

11. The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

CLASS A ORDINARY SHARES AND CLASS B ORDINARY SHARES

12. Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the Members. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of the Company and each Class B Ordinary Share shall entitle the holder thereof to ten(10) votes on all matters subject to vote at general meetings of the Company.

13. Each Class B Ordinary Share is convertible into one (1) Class A Ordinary Share at any time at the option of the holder thereof. The right to convert shall be exercisable by the holder of the Class B Ordinary Share delivering a written notice to the Company that such holder elects to convert a specified number of Class B Ordinary Shares into Class A Ordinary Shares. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares.

14. Any conversion of Class B Ordinary Shares into Class A Ordinary Shares pursuant to these Articles shall be effected by means of the re-designation of each relevant Class B Ordinary Share as a Class A Ordinary Share. Such conversion shall become effective (i) in the case of any conversion effected pursuant to Article 13, forthwith upon the receipt by the Company of the written notice delivered to the Company as described in Article 13 (or at such later date as may be specified in such notice), or (ii) in the case of any automatic conversion effected pursuant to Article 15, forthwith upon occurrence of the event specified in Article 15 which triggers such automatic conversion, and the Company shall make entries in the Register to record the re-designation of the relevant Class B Ordinary Shares as Class A Ordinary Shares at the relevant time.

15. Upon:

(a) any sale, transfer, assignment or disposition of Class B Ordinary Shares by a holder thereof to any person or entity that is not an Affiliate of such holder; or

(b) a change of control of the ultimate beneficial ownership of any Class B Ordinary Shares to any person or entity who is not an Affiliate of the registered holder of such Class B Ordinary Shares,

such Class B Ordinary Shares will be automatically and immediately converted into an equal number of Class A Ordinary Shares. For the avoidance of doubt, (i) a sale, transfer, assignment or disposition shall be effective upon the Company’s registration of such sale, transfer, assignment or disposition in its Register; and (ii) the creation of any pledge, charge, encumbrance or other third party right of whatever description on any Class B Ordinary Shares to secure a holder’s contractual or legal obligations shall not be deemed as a sale, transfer, assignment or disposition unless and until any such pledge, charge, encumbrance or other third party right is enforced and results in the third party holding legal title to the relevant Class B Ordinary Shares, in which case all the related Class B Ordinary Shares shall be automatically converted into the same number of Class A Ordinary Shares. For purpose of this Article 15, beneficial ownership shall have the meaning set forth in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended.

16. Save and except for voting rights and conversion rights as set out in Articles 12 to 16 (inclusive), the Class A Ordinary Shares and the Class B Ordinary Shares shall rank pari passu with one another and shall have the same rights, preferences, privileges and restrictions.

IRREVOCABLE PROXIES

PROXY STATEMENT	A-7

17. Notwithstanding any other provision of these Articles, where a Shareholder (the “Granting Shareholder”) has granted an Irrevocable Proxy in respect of Shares held by the Granting Shareholder (the “Subject Shares”) to authorise the Irrevocable Proxy Holder to vote the Subject Shares in respect of any matters or resolutions to be voted upon by the Shareholders as specified therein (the “Relevant Matters”), then, for so long as the Irrevocable Proxy remains in force:

(a) the Irrevocable Proxy Holder shall, as soon as practicable after the Irrevocable Proxy has become effective, deliver a copy of such Irrevocable Proxy to the Company and the Irrevocable Proxy Holder shall, after the delivery such Irrevocable Proxy to the Company, be entitled to receive notice of all general meetings of the Company;

(b) only the Irrevocable Proxy Holder (and not the Granting Shareholder) shall be entitled to cast the votes attaching to the Subject Shares in respect of any resolutions which are proposed to be voted upon by the Shareholders to approve or authorise any Relevant Matter;

(c) the Irrevocable Proxy Holder shall have full power and authority to vote the Subject Shares at all general meetings of Shareholders with the same force and effect as the Granting Shareholder might or could do;

(d) any vote attaching to the Subject Shares cast otherwise than by such Irrevocable Proxy Holder shall not be counted towards the result of any poll or show of hands;

(e) the Irrevocable Proxy Holder shall have full power and authority to sign any resolution in writing of the Shareholders under Article 86 with the same force and effect as the Granting Shareholder might or could do with respect to the Subject Shares, and any such resolution in writing signed by the Irrevocable Proxy Holder shall be valid and effective as if it had been signed by the Granting Shareholder with respect to the Subject Shares;

(f) the Granting Shareholder shall not have any power or authority to sign any resolution in writing of the Shareholders under Article 86 with respect to the Subject Shares;

(g) the Irrevocable Proxy may not be revoked by the Granting Shareholder otherwise than in accordance with the terms of the Irrevocable Proxy; and

(h) the provisions of Articles 83 and 84 shall not apply to the Irrevocable Proxy.

MODIFICATION OF RIGHTS

18. Whenever the capital of the Company is divided into different Classes the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be varied with the consent in writing of the holders of 80 per cent of the issued Shares of that Class, or with the sanction of a Special Resolution passed at a separate meeting of the holders of the Shares of that Class. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons holding or representing by proxy at least half of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not ~~present~~Present, those Shareholders who are ~~present~~Present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

19. The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be varied by, inter alia, the creation or issue of further Shares ranking pari passu or subordinate with to them or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

PROXY STATEMENT	A-8

CERTIFICATES

20. Every Person whose name is entered as a Member in the Register may, without payment and upon its written request, request a certificate within two calendar months after allotment or lodgement of transfer (or within such other period as the conditions of issue shall provide) in the form determined by the Directors. All certificates shall specify the Share or Shares held by that Person, provided that in respect of a Share or Shares held jointly by several Persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the Member entitled thereto at the Member’s registered address as appearing in the Register.

21. Every share certificate of the Company shall bear legends required under the applicable laws, including the Securities Act.

22. Any two or more certificates representing Shares of any one Class held by any Member may at the Member’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of one dollar (US$1.00) or such smaller sum as the Directors shall determine.

23. If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request, subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

24. In the event that Shares are held jointly by several Persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

25. The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

26. The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it, including but not limited to dividends.

27. The Company may sell, in such manner as the Directors in their absolute discretion think fit, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen calendar days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

28. For giving effect to any such sale the Directors may authorise a Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

PROXY STATEMENT	A-9

29. The proceeds of the sale after deduction of expenses, fees and commissions incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

CALLS ON SHARES

30. Subject to the terms of the allotment, the Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen calendar days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares. A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

31. The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

32. If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

33. The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

34. The Directors may make arrangements with respect to the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

35. The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors. No such sum paid in advance of calls shall entitle the Member paying such sum to any portion of a dividend declared in respect of any period prior to the date upon which such sum would, but for such payment, become presently payable.

FORFEITURE OF SHARES

36. If a Shareholder fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

37. The notice shall name a further day (not earlier than the expiration of fourteen clear days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.

38. If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

39. A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

PROXY STATEMENT	A-10

40. A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

41. A certificate in writing under the hand of a Director that a Share has been duly forfeited on a date stated in the certificate shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

42. The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

43. The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

44. The instrument of transfer of any Share shall be in writing and in any usual or common form or such other form as the Directors may, in their absolute discretion, approve and be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

45. (a) The Directors may in their absolute discretion decline to register any transfer of Shares which is not fully paid up or on which the Company has a lien.

(b) The Directors may also decline to register any transfer of any Share unless:

(i) the instrument of transfer is lodged with the Company, accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii) the instrument of transfer is in respect of only one Class of Shares;

(iii) the instrument of transfer is properly stamped (in circumstances where stamping is required); and

(iv) a fee of such maximum sum as the Designated Stock Exchange may determine to be payable, or such lesser sum as the Board of Directors may from time to time require, is paid to the Company in respect thereof.

46. The registration of transfers may, on ten calendar days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the Designated Stock Exchange Rules, be suspended and the Register closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the Register closed for more than thirty calendar days in any calendar year.

PROXY STATEMENT	A-11

47. All instruments of transfer that are registered shall be retained by the Company. If the Directors refuse to register a transfer of any Shares, they shall within three calendar months after the date on which the transfer was lodged with the Company send notice of the refusal to each of the transferor and the transferee.

TRANSMISSION OF SHARES

48. The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only Person recognised by the Company as having any title to the Share.

49. Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall, upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

50. A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company, provided however, that the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to transfer the Share, and if the notice is not complied with within ninety calendar days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

REGISTRATION OF EMPOWERING INSTRUMENTS

51. The Company shall be entitled to charge a fee not exceeding one dollar (US$1.00) on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, notice in lieu of distringas, or other instrument.

ALTERATION OF SHARE CAPITAL

52. The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

53. The Company may by Ordinary Resolution:

(a) increase its share capital by new Shares of such amount as it thinks expedient;

(b) consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(c) subdivide its Shares, or any of them, into Shares of an amount smaller than that fixed by the Memorandum, provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d) cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

54. The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

PROXY STATEMENT	A-12

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

55. Subject to the provisions of the Companies Act and these Articles, the Company may:

(a) issue Shares that are to be redeemed or are liable to be redeemed at the option of the Shareholder or the Company. The redemption of Shares shall be effected in such manner and upon such terms as may be determined, before the issue of such Shares, by the Board;

(b) purchase its own Shares (including any redeemable Shares) on such terms and in such manner and terms as have been approved by the Board or are otherwise authorised by these Articles; and

(c) make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act, including out of capital.

56. The purchase of any Share shall not oblige the Company to purchase any other Share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

57. The holder of the Shares being purchased shall be bound to deliver up to the Company the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

58. The Directors may accept the surrender for no consideration of any fully paid Share.

TREASURY SHARES

59. The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

60. The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

GENERAL MEETINGS

61. All general meetings other than annual general meetings shall be called extraordinary general meetings.

62. (a) The Company may (but shall not be obliged to) in each calendar year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.

(b) At these meetings the report of the Directors (if any) shall be presented.

63. (a) The Directors (acting by a resolution of the Board) may call general meetings, and they shall on a Shareholders’ requisition forthwith proceed to convene an extraordinary general meeting of the Company and put the resolutions so requisitioned to a vote at such meeting.

(b) A Shareholders’ requisition is a requisition of any one or more of Shareholders who together hold Shares which carry in aggregate not less than 10 per cent of all votes attaching to the issued and outstanding Shares of the Company that as at the date of the deposit carry the right to vote at general meetings of the Company.

(c) The requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

PROXY STATEMENT	A-13

(d) If there are no Directors as at the date of the deposit of the Shareholders’ requisition, or if the Directors do not within twenty-one calendar days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further twenty-one calendar days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three calendar months after the expiration of the said twenty-one calendar days.

(e) A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

NOTICE OF GENERAL MEETINGS

64. At least ten (10) calendar days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a) in the case of an annual general meeting, by all the Shareholders (or their proxies) entitled to attend and vote thereat; and

(b) in the case of an extraordinary general meeting, by holders of two-thirds (2/3rd) of the Shareholders having a right to attend and vote at the meeting, ~~present in person or by proxy or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy~~Present at the meeting.

65. The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

66. No business except for the appointment of a chairman for the meeting shall be transacted at any general meeting unless a quorum of Shareholders is ~~present~~Present at the time when the meeting proceeds to business. One or more Shareholders holding Shares which carry in aggregate ~~(or representing by proxy)~~ not less than one-third of all votes attaching to all Shares in issue and entitled to vote at such general meeting, ~~present in person or by proxy or, if a corporation or other non-natural person, by its duly authorised representative~~Present at the meeting, shall be a quorum for all purposes.

67. If within half an hour from the time appointed for the meeting a quorum is not ~~present~~Present, the meeting shall be dissolved.

68. If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, attendance and participation in any general meeting of the Company may be by means of ~~a telephone or similar communication equipment by way of which all Persons~~Communication Facilities. Without limiting the generality of the foregoing, the Directors may determine that any general meeting may be held as a Virtual Meeting. The notice of any general meeting at which Communication Facilities will be utilised (including any Virtual Meeting) must disclose the Communication Facilities that will be used, including the procedures to be followed by any Shareholder or other participant of the meeting who wishes to utilise such Communication Facilities for the purposes of attending and participating in such meeting ~~can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting~~, including attending and casting any vote thereat.

69. The Chairman, if any, shall preside as chairman at every general meeting of the Company.

PROXY STATEMENT	A-14

70. If there is no such Chairman, or if at any general meeting he is not ~~present~~Present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman of the meeting, any Director or Person nominated by the Directors shall preside as chairman of that meeting, failing which the Shareholders ~~present in person or by proxy~~Present shall choose any Person ~~present~~Present to be chairman of that meeting.

70A. The chairman of any general meeting (including any Virtual Meeting) shall be entitled to attend and participate at any such general meeting by means of Communication Facilities, and to act as the chairman of such general meeting, in which event the following provisions shall apply:

(a) The chairman of the meeting shall be deemed to be Present at the meeting; and

(b) If the Communication Facilities are interrupted or fail for any reason to enable the chairman of the meeting to hear and be heard by all other Persons participating in the meeting, then the other Directors Present at the meeting shall choose another Director Present to act as chairman of the meeting for the remainder of the meeting; provided that if no other Director is Present at the meeting, or if all the Directors Present decline to take the chair, then the meeting shall be automatically adjourned to the same day in the next week and at such time and place as shall be decided by the Board of Directors.

71. The chairman of any general meeting at which a quorum is ~~present~~Present may with the consent of the meeting (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen calendar days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

72. The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason, upon notice in writing to Shareholders. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

73. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman of the meeting or any Shareholder ~~present in person or by proxy~~Present, and unless a poll is so demanded, a declaration by the chairman of the meeting that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

73A. Voting at any general meeting (including without limitation any Virtual Meeting or any other general meeting at which Communication Facilities are utilized) may be conducted in any manner or manners as may be determined by the Directors or acceptable to the chairman of the meeting, including without limitation by online voting(including online voting in advance of the meeting) by the use of electronic voting devices or otherwise voting by electronic means.

74. If a poll is duly demanded it shall be taken in such manner as the chairman of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

75. All questions submitted to a meeting shall be decided by an Ordinary Resolution except where a greater majority is required by these Articles or by the Companies Act. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

76. A poll demanded on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

VOTES OF SHAREHOLDERS

PROXY STATEMENT	A-15

77. Subject to any rights and restrictions for the time being attached to any Share, on a show of hands every Shareholder ~~present in person or by proxy (or, if a corporation or other non-natural person, by its duly authorised representative or proxy)~~Present shall, at a general meeting of the Company, each have one vote and on a poll every Shareholder ~~present in person or by proxy (or, if a corporation or other non-natural person, by its duly authorised representative or proxy)~~Present shall have one (1) vote for each Class A Ordinary Share and ten (10) votes for each Class B Ordinary Share of which he is the holder.

78. In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy (or, if a corporation or other non-natural person, by its duly authorised representative or proxy) shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

79. Shares carrying the right to vote that are held by a Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may be voted, whether on a show of hands or on a poll, by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person may vote in respect of such Shares by proxy.

80. No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

81. On a poll votes may be given either personally or by proxy.

82. Each Shareholder, other than a recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)), may only appoint one proxy on a show of hand. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an officer or attorney duly authorised. A proxy need not be a Shareholder.

83. An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

84. The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company:

(a) not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote; or

(b) in the case of a poll taken more than 48 hours after it is demanded, be deposited as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

(c) where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded be delivered at the meeting at which the poll was demanded to the chairman of the meeting or to the secretary or to any Director;

provided that the Directors may in the notice convening the meeting, or in an instrument of proxy sent out by the Company, direct that the instrument appointing a proxy may be deposited at such other time (no later than the time for holding the meeting or adjourned meeting) at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company. The chairman of the meeting may in any event at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted shall be invalid.

85. The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

86. A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and

PROXY STATEMENT	A-16

held. Where a Shareholder has granted an Irrevocable Proxy, only the Irrevocable Proxy Holder (and neither the Granting Shareholder nor any other proxy of such Granting Shareholder) shall be entitled to sign a resolution in writing in respect of the Subject Shares, in accordance with Article 17.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

87. Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

DEPOSITARY AND CLEARING HOUSES

88. If a recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such Person(s) as it thinks fit to act as its representative(s) at any general meeting of the Company or of any Class of Shareholders provided that, if more than one Person is so authorised, the authorisation shall specify the number and Class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) which he represents as that recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation, including the right to vote individually on a show of hands.

DIRECTORS

89. (a) Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than three (3) Directors, the exact number of Directors to be determined from time to time by the Board of Directors.

(b) The Board of Directors shall elect and appoint a Chairman by a majority of the Directors then in office. The period for which the Chairman will hold office will also be determined by a majority of all of the Directors then in office. The Chairman shall preside as chairman at every meeting of the Board of Directors. To the extent the Chairman is not present at a meeting of the Board of Directors within fifteen minutes after the time appointed for holding the same, the attending Directors may choose one of their number to be the chairman of the meeting.

(c) The Company may by Ordinary Resolution appoint any person to be a Director.

(d) The Board may, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, appoint any person as a Director, to fill a casual vacancy on the Board or as an addition to the existing Board.

(e) An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the Director, if any; but no such term shall be implied in the absence of express provision. Each Director whose term of office expires shall be eligible for re-election at a meeting of the Shareholders or re-appointment by the Board.

(f) A Director may be removed from office by Ordinary Resolution, notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

(g) A vacancy on the Board created by the removal of a Director under the previous clause may be filled by Ordinary Resolution or by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting. The notice of any meeting at which a resolution to remove a Director shall be proposed or voted upon must contain a statement of the intention to remove that Director and such notice must be served on that Director

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not less than ten (10) calendar days before the meeting. Such Director is entitled to attend the meeting and be heard on the motion for his removal.

90. The Board may, from time to time, and except as required by applicable law or Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company and determine on various corporate governance related matters of the Company as the Board shall determine by resolution of Directors from time to time.

91. A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a Member of the Company shall nevertheless be entitled to attend and speak at general meetings.

92. The remuneration of the Directors may be determined by the Directors or by Ordinary Resolution.

93. The Directors shall be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive such fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other.

ALTERNATE DIRECTOR OR PROXY

94. Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be required to sign such written resolutions where they have been signed by the appointing director, and to act in such Director’s place at any meeting of the Directors at which the appointing Director is unable to be present. Every such alternate shall be entitled to attend and vote at meetings of the Directors as a Director when the Director appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall be deemed for all purposes to be a Director of the Company and shall not be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

95. Any Director may appoint any Person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS

96. Subject to the Companies Act, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

97. Subject to these Articles, the Directors may from time to time appoint any natural person or corporation, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, chief executive officer, one or more other executive officers, president, one or more vice presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any natural person or corporation so appointed by the Directors may be removed by the Directors. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases for any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

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98. The Directors may appoint any natural person or corporation to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

99. The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

100. The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

101. The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

102. The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any natural person or corporation to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such natural person or corporation.

103. The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any natural person or corporation so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

104. Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

BORROWING POWERS OF DIRECTORS

105. The Directors may from time to time at their discretion exercise all the powers of the Company to raise or borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof, to issue debentures, debenture stock, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

106. The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

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107. The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

108. Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

109. The office of Director shall be vacated, if the Director:

(a) becomes bankrupt or makes any arrangement or composition with his creditors;

(b) dies or is found to be or becomes of unsound mind;

(c) resigns his office by notice in writing to the Company;

(d) without special leave of absence from the Board, is absent from meetings of the Board for three consecutive meetings and the Board resolves that his office be vacated; or

(e) is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

110. The Directors may meet together (either within or outside of the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. At any meeting of the Directors, each Director present in person or represented by his proxy or alternate shall be entitled to one vote. In case of an equality of votes the chairman of the meeting shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

111. A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

112. The quorum necessary for the transaction of the business of the Board may be fixed by the Directors, and unless so fixed, the quorum shall be a majority of Directors then in office. A Director represented by proxy or by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

113. A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. A Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in

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the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

114. A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

115. Any Director may act by himself or through his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

116. The Directors shall cause minutes to be made for the purpose of recording:

(a) all appointments of officers made by the Directors;

(b) the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c) all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

117. When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

118. A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

119. The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

120. Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

121. A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

122. All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any

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such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

PRESUMPTION OF ASSENT

123. A Director who is present at a meeting of the Board of Directors at which an action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

DIVIDENDS

124. Subject to any rights and restrictions for the time being attached to any Shares, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

125. Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

126. The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors, be applicable for meeting contingencies or for equalising dividends or for any other purpose to which those funds may be properly applied, and pending such application may in the absolute discretion of the Directors, either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

127. Any dividend payable in cash to the holder of Shares may be paid in any manner determined by the Directors. If paid by cheque it will be sent by mail addressed to the holder at his address in the Register, or addressed to such person and at such addresses as the holder may direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

128. The Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the generality of the foregoing, the Directors may fix the value of such specific assets, may determine that cash payment shall be made to some Shareholders in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

129. Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.

130. If several Persons are registered as joint holders of any Share, any of them may give effective receipts for any dividend or other moneys payable on or in respect of the Share.

131. No dividend shall bear interest against the Company.

132. Any dividend unclaimed after a period of six calendar years from the date of declaration of such dividend may be forfeited by the Board of Directors and, if so forfeited, shall revert to the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

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133. The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

134. The books of account shall be kept at such place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

135. The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right to inspect any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.

136. The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

137. The Directors may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

138. Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

139. The auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Members.

140. The Directors in each calendar year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

141. Subject to the Companies Act, the Directors may:

(a) resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), which is available for distribution;

(b) appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i) paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii) paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

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(c) make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d) authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i) the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii) the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e) generally do all acts and things required to give effect to the resolution.

142. Notwithstanding any provisions in these Articles, the Directors may resolve to capitalise an amount standing to the credit of reserves (including the share premium account, capital redemption reserve and profit and loss account) or otherwise available for distribution by applying such sum in paying up in full unissued Shares to be allotted and issued to:

(a) employees (including Directors) or service providers of the Company or its Affiliates upon exercise or vesting of any options or awards granted under any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or the Members; or

(b) any trustee of any trust or administrator of any share incentive scheme or employee benefit scheme to whom shares are to be allotted and issued by the Company in connection with the operation of any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or Members.

SHARE PREMIUM ACCOUNT

143. The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

144. There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

NOTICES

145. Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it by airmail or a recognised courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile to any facsimile number such Shareholder may have specified in writing for the purpose of such service of notices, or by placing it on the Company’s Website should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

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146. Notices sent from one country to another shall be sent or forwarded by prepaid airmail or a recognised courier service.

147. Any Shareholder ~~present, either personally or by proxy,~~Present at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

148. Any notice or other document, if served by:

(a) post, shall be deemed to have been served five calendar days after the time when the letter containing the same is posted;

(b) facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c) recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service; or

(d) electronic means, shall be deemed to have been served immediately (i) upon the time of the transmission to the electronic mail address supplied by the Shareholder to the Company or (ii) upon the time of its placement on the Company’s Website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

149. Any notice or document delivered or sent by post to or left at the registered address of any Shareholder in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

150. Notice of every general meeting of the Company shall be given to:

(a) all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b) every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INFORMATION

151. Subject to the relevant laws, rules and regulations applicable to the Company, no Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Board would not be in the interests of the Members of the Company to communicate to the public.

152. Subject to due compliance with the relevant laws, rules and regulations applicable to the Company, the Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or

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its affairs to any of its Members including, without limitation, information contained in the Register and transfer books of the Company.

INDEMNITY

153. Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other officer for the time being and from time to time of the Company (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, wilful default or fraud, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

154. No Indemnified Person shall be liable:

(a) for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company; or

(b) for any loss on account of defect of title to any property of the Company; or

(c) on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d) for any loss incurred through any bank, broker or other similar Person; or

(e) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, willful default or fraud.

FINANCIAL YEAR

155. Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31st in each calendar year and shall begin on January 1st in each calendar year.

NON-RECOGNITION OF TRUSTS

156. No Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register.

WINDING UP

157. If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Companies Act, divide amongst the Members in species or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or

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different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

158. If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

AMENDMENT OF ARTICLES OF ASSOCIATION

159. Subject to the Companies Act, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

160. For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case thirty calendar days in any calendar year.

161. In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within ninety calendar days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

162. If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

163. The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

DISCLOSURE

164. The Directors, or any service providers (including the officers, the Secretary and the Registered Office provider of the Company) specifically authorised by the Directors, shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

EXCLUSIVE FORUM

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165. For the avoidance of doubt and without limiting the jurisdiction of the Cayman Islands Courts to hear, settle and/or determine disputes related to the Company, the courts of the Cayman Islands shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer, or other employee of the Company to the Company or the Members, (iii) any action asserting a claim arising pursuant to any provision of the Companies Act or the Memorandum and Articles including but not limited to any purchase or acquisition of Shares, security, or guarantee provided in consideration thereof, or (iv) any action asserting a claim against the Company which if brought in the United States of America would be a claim arising under the internal affairs doctrine (as such concept is recognized under the laws of the United States from time to time).

166. Unless the Company consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than the Company. Any person or entity purchasing or otherwise acquiring any Share or other securities in the Company shall be deemed to have notice of and consented to the provisions of this Article. Without prejudice to the foregoing, if the provision in this Article is held to be illegal, invalid or unenforceable under applicable law, the legality, validity or enforceability of the rest of these Articles shall not be affected and this Article shall be interpreted and construed to the maximum extent possible to apply in the relevant jurisdiction with whatever modification or deletion may be necessary so as best to give effect to the intention of the Company.

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GIGACLOUD TECHNOLOGY VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically or by mail must be received by 8:59 a.m. (Pacific Time), June 12, 2024.

Online
Go to **www.envisionreports.com/GCT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GCT

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR Proposals 1 – 2.

+

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

03ZGQG

Upon arrival, please present this card and your photo identification at the registration desk.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GCT

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — GigaCloud Technology Inc

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 14, 2024

Larry Lei Wu (or Frank Lin if Larry Lei Wu does not attend the Annual Meeting), with the power of substitution, is hereby authorized to represent and vote all of the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of GigaCloud Technology Inc to be held on June 14, 2024, 9:00 a.m. (Pacific Time), at the offices of Latham & Watkins LLP, 10250 Constellation Blvd, Suite 1100, Los Angeles, CA 90067, or online at meetnow.global/MYHUQFT or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the Proxies in accordance with the directions given by the shareholders, as indicated in this proxy card. If no such directions are indicated, the Proxies will have authority to vote FOR items 1-2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.